                                         FOURTH FINANCIAL CORPORATION

                                     CONSOLIDATED STATEMENTS OF CONDITION


                                                                                             December 31,
                                                                                      -------------------------
                                                                                         1995           1994
                                                                                      ----------     ----------
                                                                                        (DOLLARS IN THOUSANDS)

Assets:
  Cash and due from banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  436,104     $  438,930
  Interest-bearing deposits in other financial institutions . . . . . . . . . . . .          926            499
  Federal funds sold and securities purchased under agreements to resell  . . . . .      125,975          8,470
  Securities:
    Held-to-maturity (market value-$8,387 and $1,847,767, respectively) . . . . . .        8,383      1,958,190
    Available-for-sale (at market value). . . . . . . . . . . . . . . . . . . . . .    2,233,836        943,970
    Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       49,521         53,677
    Trading . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          920            719
  Loans and leases:
    Total loans and leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,287,831      4,062,051
    Allowance for credit losses . . . . . . . . . . . . . . . . . . . . . . . . . .      (69,576)       (72,867)
                                                                                      ----------     ----------

      Net loans and leases  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,218,255      3,989,184
  Bank premises and equipment, net. . . . . . . . . . . . . . . . . . . . . . . . .      162,557        158,885
  Income receivable and other assets  . . . . . . . . . . . . . . . . . . . . . . .      111,431        166,309
  Intangible assets, net  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       90,093         95,606
                                                                                      ----------     ----------

      Total assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $7,438,001     $7,814,439
                                                                                      ==========     ==========

Liabilities And Stockholders' Equity:
  Deposits:
    Noninterest-bearing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $1,033,024     $1,049,118
    Interest-bearing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,013,070      4,675,478
                                                                                      ----------     ----------

      Total deposits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,046,094      5,724,596
  Federal funds purchased and securities sold under agreements to repurchase  . . .      541,768        933,706
  Federal Home Loan Bank borrowings . . . . . . . . . . . . . . . . . . . . . . . .       93,498        441,097
  Other borrowings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       21,500         43,001
  Accrued interest, taxes, and other liabilities  . . . . . . . . . . . . . . . . .       61,004         58,976
  Long-term debt  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          166          7,762
                                                                                      ----------     ----------

      Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6,764,030      7,209,138
                                                                                      ----------     ----------

  Stockholders' Equity:
    Preferred stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       99,324        100,000
    Common stock, par value $5 per share
      Authorized:  50,000,000 shares
      Issued:  28,144,251 and 27,566,225 shares . . . . . . . . . . . . . . . . . .      140,721        137,831
    Capital surplus . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      119,148        107,576
    Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      312,397        294,532
    Treasury stock at cost (355,466 shares at December 31, 1994). . . . . . . . . .           --        (10,018)
    Stock option loans. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       (3,444)        (1,894)
                                                                                      ----------     ----------

      Stockholders' equity before net unrealized gains (losses) on
       available-for-sale securities. . . . . . . . . . . . . . . . . . . . . . . .      668,146        628,027
    Net unrealized gains (losses) on available-for-sale securities. . . . . . . . .        5,825        (22,726)
                                                                                      ----------     ----------

      Total stockholders' equity. . . . . . . . . . . . . . . . . . . . . . . . . .      673,971        605,301
                                                                                      ----------     ----------

      Total liabilities and stockholders' equity. . . . . . . . . . . . . . . . . .   $7,438,001     $7,814,439
                                                                                      ==========     ==========


                    The accompanying notes are an integral part of the financial statements.


                                         FOURTH FINANCIAL CORPORATION

                                      CONSOLIDATED STATEMENTS OF INCOME

                                                                                    YEAR ENDED DECEMBER 31,
                                                                              ----------------------------------
                                                                                1995         1994         1993
                                                                              --------     --------     --------
                                                                                    (DOLLARS IN THOUSANDS,
                                                                                  EXCEPT PER SHARE AMOUNTS)
Interest Income:
  Interest and fees on loans and leases  . . . . . . . . . . . . . . . . .    $395,223     $309,224     $266,984
  Interest on short-term investments . . . . . . . . . . . . . . . . . . .       6,441        1,008        2,181
  Interest and dividends on investment securities:
    Taxable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     139,259      162,216      160,631
    Tax-preferred. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      11,525       16,712       19,534
  Interest and dividends on trading securities . . . . . . . . . . . . . .          93          104          135
                                                                              --------     --------     --------
      Total interest income. . . . . . . . . . . . . . . . . . . . . . . .     552,541      489,264      449,465
                                                                              --------     --------     --------

Interest Expense:
  Interest on deposits . . . . . . . . . . . . . . . . . . . . . . . . . .     228,202      159,379      159,802
  Interest on borrowings . . . . . . . . . . . . . . . . . . . . . . . . .      47,270       48,036       19,151
  Interest on long-term debt . . . . . . . . . . . . . . . . . . . . . . .         137        1,194        2,451
                                                                              --------     --------     --------
      Total interest expense . . . . . . . . . . . . . . . . . . . . . . .     275,609      208,609      181,404
                                                                              --------     --------     --------

Net Interest Income. . . . . . . . . . . . . . . . . . . . . . . . . . . .     276,932      280,655      268,061
  Provision for credit losses. . . . . . . . . . . . . . . . . . . . . . .      13,068          836        7,037
                                                                              --------     --------     --------

Net Interest Income After Provision For Credit Losses. . . . . . . . . . .     263,864      279,819      261,024
                                                                              --------     --------     --------

Noninterest Income:
  Trust fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      23,057       21,145       18,690
  Service charges on deposit accounts. . . . . . . . . . . . . . . . . . .      40,761       38,693       33,983
  Bank card fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18,460       14,190       10,409
  Investment securities gains (losses) . . . . . . . . . . . . . . . . . .     (21,759)       3,632        1,555
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      24,269       20,854       22,398
                                                                              --------     --------     --------
      Total noninterest income . . . . . . . . . . . . . . . . . . . . . .      84,788       98,514       87,035
                                                                              --------     --------     --------

Noninterest Expense:
  Salaries and employee benefits . . . . . . . . . . . . . . . . . . . . .     128,618      127,894      118,828
  Furniture and equipment. . . . . . . . . . . . . . . . . . . . . . . . .      22,260       22,815       23,804
  Net occupancy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      18,592       17,924       16,940
  FDIC insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       8,091       12,776       13,295
  Advertising and public relations . . . . . . . . . . . . . . . . . . . .       8,711        9,514        8,598
  Bank card  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,349        3,273        3,294
  Amortization of intangible assets. . . . . . . . . . . . . . . . . . . .      10,737       10,154       12,549
  Merger and integration costs . . . . . . . . . . . . . . . . . . . . . .          28        3,587        7,634
  Net costs of operation of other real estate and nonperforming assets . .       1,129         (956)       3,461
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      49,868       47,362       49,149
                                                                              --------     --------     --------
      Total noninterest expense. . . . . . . . . . . . . . . . . . . . . .     252,383      254,343      257,552
                                                                              --------     --------     --------

Income Before Income Taxes and Cumulative
  Effect of a Change in Accounting Principle . . . . . . . . . . . . . . .      96,269      123,990       90,507
  Income tax expense . . . . . . . . . . . . . . . . . . . . . . . . . . .      35,093       40,866       22,980
                                                                              --------     --------     --------
Income Before Cumulative Effect of a Change in Accounting Principle. . . .      61,176       83,124       67,527
  Cumulative effect of a change in accounting for income taxes . . . . . .          --           --       10,582
                                                                              --------     --------     --------
Net Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $ 61,176     $ 83,124     $ 78,109
                                                                              ========     ========     ========

Net Income Applicable to Common and Common-Equivalent Shares . . . . . . .    $ 54,108     $ 76,124     $ 71,109
                                                                              ========     ========     ========
Primary Earnings Per Common Share:
  Income applicable to common and common-equivalent shares before
    cumulative effect of a change in accounting principle. . . . . . . . .       $1.96        $2.80        $2.27
  Cumulative effect of a change in accounting for income taxes . . . . . .          --           --          .40
                                                                                 -----        -----        -----
  Net income applicable to common and common-equivalent shares . . . . . .       $1.96        $2.80        $2.67
                                                                                 =====        =====        =====

Fully Diluted Earnings Per Common Share:
  Income before cumulative effect
    of a change in accounting principle. . . . . . . . . . . . . . . . . .       $1.96        $2.71        $2.20
  Cumulative effect of a change in accounting for income taxes . . . . . .          --           --          .35
                                                                                 -----        -----        -----
  Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       $1.96        $2.71        $2.55
                                                                                 =====        =====        =====

Dividends Per Common Share . . . . . . . . . . . . . . . . . . . . . . . .       $1.31        $1.04        $ .98
                                                                                 =====        =====        =====

                    The accompanying notes are an integral part of the financial statements.


                                         FOURTH FINANCIAL CORPORATION

                          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

                            PREFERRED STOCK  COMMON STOCK                     TREASURY STOCK
                            --------------- --------------                    -------------- STOCK NET UNREALIZED
                                                             CAPITAL RETAINED               OPTION GAINS (LOSSES)
                            SHARES  AMOUNT  SHARES  AMOUNT   SURPLUS EARNINGS SHARES AMOUNT  LOANS  ON SECURITIES  Total
                            ------  ------  ------  ------   ------- -------- ------ ------  -----  ------------- -------
                                                               (IN THOUSANDS)
Balance, December 31, 1992
  As previously reported. .  1,222 $103,641 25,809 $129,045 $101,914 $199,880   --  $    --  $(1,069)  $    --  $533,411
  Adjustment for pooling
   of interests . . . . . .     --       --    315    1,575      375      750   --       --       --        --     2,700
                             ----- -------- ------ -------- -------- -------- ----  -------  -------   -------  --------
    Adjusted balance. . . .  1,222  103,641 26,124  130,620  102,289  200,630   --       --   (1,069)       --   536,111
  Net income. . . . . . . .     --       --     --       --       --   78,109   --       --       --        --    78,109
  Cash dividends:
    Preferred stock . . . .     --       --     --       --       --   (7,000)  --       --       --        --    (7,000)
    Common stock. . . . . .     --       --     --       --       --  (22,705)  --       --       --        --   (22,705)
    Pooled companies. . . .     --       --     --       --       --   (2,657)  --       --       --        --    (2,657)
  Purchase of common stock
   for treasury . . . . . .     --       --     --       --       --       -- (112)  (3,245)      --        --    (3,245)
  Issuance of common stock:
   Stock option plans . . .     --       --    199      993    2,414       --   --       --       --        --     3,407
   Acquisition. . . . . . .     --       --    109      544    2,555       --   --       --       --        --     3,099
  Net change in stock
   option loans . . . . . .     --       --     --       --       --       --   --       --     (726)       --      (726)
  Capital transactions of
   pooled companies . . . .   (972)  (3,641) 1,049    5,248     (781)      --   --       --       --        --       826
  Adjustment for unrealized
   gains on available-for-
   sale securities. . . . .     --       --     --       --       --       --   --       --       --    25,148    25,148
                             ----- -------- ------ -------- -------- -------- ----  -------  -------   -------  --------
Balance, December 31,
 1993 . . . . . . . . . . .    250  100,000 27,481  137,405  106,477  246,377 (112)  (3,245)  (1,795)   25,148   610,367
  Net income. . . . . . . .     --       --     --       --       --   83,124   --       --       --        --    83,124
  Cash dividends:
    Preferred stock . . . .     --       --     --       --       --   (7,000)  --       --       --        --    (7,000)
    Common stock  . . . . .     --       --     --       --       --  (27,662)  --       --       --        --   (27,662)
    Pooled company. . . . .     --       --     --       --       --     (307)  --       --       --        --      (307)
  Purchase of common stock
   for treasury . . . . . .     --       --     --       --       --       -- (355) (10,018)      --        --   (10,018)
  Issuance of common stock:
    Stock option plans. . .     --       --     81      407      968       --   40    1,169       --        --     2,544
    Acquisition . . . . . .     --       --     --       --       41       --   70    2,041       --        --     2,082
    Directors deferred
     fee plan . . . . . . .     --       --      4       19       90       --    2       35       --        --       144
  Net change in stock
   option loans . . . . . .     --       --     --       --       --       --   --       --      (99)       --       (99)
  Adoption of Financial
   Accounting Standard
   No. 115 by pooled
   companies. . . . . . . .     --       --     --       --       --       --   --       --       --      (484)     (484)
  Net change in unrealized
   gains (losses) on
   available-for-sale
   securities . . . . . . .     --       --     --       --       --       --   --       --       --   (47,390)  (47,390)
                             ----- -------- ------ -------- -------- -------- ----  -------  -------   -------  --------
Balance, December 31,
 1994 . . . . . . . . . . .    250  100,000 27,566  137,831  107,576  294,532 (355) (10,018)  (1,894)  (22,726)  605,301
  Net income. . . . . . . .     --       --     --       --       --   61,176   --       --       --        --    61,176
  Cash dividends:
    Preferred stock . . . .     --       --     --       --       --   (6,970)  --       --       --        --    (6,970)
    Common stock  . . . . .     --       --     --       --       --  (36,243)  --       --       --        --   (36,243)
  Purchase and retirement
   of preferred stock . . .     (1)    (500)    --       --       15      (98)  --       --       --        --      (583)
  Conversion of preferred
   stock into common. . . .     (1)    (176)     6       29      144       --   --        3       --        --        --
  Purchase of common stock
   for treasury . . . . . .     --       --     --       --       --       -- (125)  (4,046)      --        --    (4,046)
  Issuance of common stock:
    Stock option plans. . .     --       --    556    2,781   10,412       --  125    4,043       --        --    17,236
    Acquisition . . . . . .     --       --     14       68      937       --  355   10,018       --        --    11,023
    Directors deferred
     fee plan . . . . . . .     --       --      2       12       64       --   --       --       --        --        76
  Net change in stock
   option loans . . . . . .     --       --     --       --       --       --   --       --   (1,550)       --    (1,550)
  Net change in unrealized
   gains (losses) on
   available-for-sale
   securities . . . . . . .     --       --     --       --       --       --   --       --       --    28,551    28,551
                             ----- -------- ------ -------- -------- -------- ----  -------  -------   -------  --------
Balance, December 31, 1995     248 $ 99,324 28,144 $140,721 $119,148 $312,397   --  $    --  $(3,444)  $ 5,825  $673,971
                             ===== ======== ====== ======== ======== ======== ====  =======  =======   =======  ========

                       The accompanying notes are an integral part of the financial statements.

                                          FOURTH FINANCIAL CORPORATION

                                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                  Year Ended December 31,
                                                                            ----------------------------------
                                                                               1995        1994        1993
                                                                            ----------  ----------  ----------
                                                                                      (IN THOUSANDS)

INCREASE (DECREASE) IN CASH AND DUE FROM BANKS
Cash Flows From Operating Activities:
  Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   61,176  $   83,124  $   78,109
  Adjustments to reconcile net income to net cash provided
   by (used in) operating activities:
    Minority interest. . . . . . . . . . . . . . . . . . . . . . . . . . .          --          84         355
    Provision for credit losses. . . . . . . . . . . . . . . . . . . . . .      13,068         836       7,037
    Depreciation and amortization. . . . . . . . . . . . . . . . . . . . .      28,524      27,814      29,264
    Accretion of discounts on investment securities,
     net of amortization of premiums . . . . . . . . . . . . . . . . . . .       5,899      12,657      16,097
    Write-down of other real estate owned. . . . . . . . . . . . . . . . .       1,371         409       4,392
    Deferred income taxes. . . . . . . . . . . . . . . . . . . . . . . . .       1,432       6,473      (5,637)
    Investment securities loss (gain). . . . . . . . . . . . . . . . . . .      21,759      (3,632)     (1,555)
    Gain on sales of premises and equipment, other real estate
     owned, and other assets . . . . . . . . . . . . . . . . . . . . . . .        (350)     (2,861)     (2,525)
    Write-down of goodwill, core deposit intangibles, and premises and equipment associated with pooling transactions, and other
     asset write-downs . . . . . . . . . . . . . . . . . . . . . . . . . .         389       1,148       2,228
    Change in assets and liabilities, net of effects
     from purchases of acquired entities and branch sales:
      Trading account. . . . . . . . . . . . . . . . . . . . . . . . . . .        (183)         28       3,062
      Loans held for sale. . . . . . . . . . . . . . . . . . . . . . . . .      (6,828)    117,017    (116,537)
      Receivables. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      26,400      67,425     317,228
      Accruals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (9,180)     (4,686)    (11,073)
      Interest receivable. . . . . . . . . . . . . . . . . . . . . . . . .       5,160      (6,765)      3,873
      Interest payable . . . . . . . . . . . . . . . . . . . . . . . . . .       6,556         311      (3,032)
                                                                            ----------  ----------  ----------
        Net cash provided by operating activities  . . . . . . . . . . . .     155,193     299,382     321,286
                                                                            ----------  ----------  ----------

Cash Flows From Investing Activities:
  Purchase of banks, net of cash acquired  . . . . . . . . . . . . . . . .      (4,091)    (87,818)     (2,468)
  Branch sales, including cash and cash equivalents sold . . . . . . . . .     (15,232)    (36,271)         --
  Activity in available-for-sale investment securities:
   Sales proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     445,891     603,458          --
   Maturities, prepayments, and calls. . . . . . . . . . . . . . . . . . .     222,633     223,223          --
   Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (17,801)   (554,315)         --
  Activity in held-to-maturity investment securities:
   Sales proceeds. . . . . . . . . . . . . . . . . . . . . . . . . . . . .          --          --      20,483
   Maturities, prepayments, and calls. . . . . . . . . . . . . . . . . . .     224,208     535,632   1,073,088
   Purchases . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (2,550)   (597,787) (1,519,700)
  Proceeds from sales of premises and equipment, other real
   estate owned, and other assets. . . . . . . . . . . . . . . . . . . . .       6,320      14,558      17,246
  Purchases of premises and equipment. . . . . . . . . . . . . . . . . . .     (23,705)    (19,271)    (35,087)
  Purchases of mortgage and credit card loans. . . . . . . . . . . . . . .     (83,835)         --          --
  Purchases of mortgage servicing rights . . . . . . . . . . . . . . . . .          --        (355)         --
  Change in assets, net of effects from purchases of
   acquired entities and branch sales:
    Interest-bearing deposits in other financial institutions. . . . . . .         575       2,538       4,321
    Federal funds sold and securities purchased under
     agreements to resell. . . . . . . . . . . . . . . . . . . . . . . . .    (111,324)     18,608     199,115
    Loans and leases . . . . . . . . . . . . . . . . . . . . . . . . . . .    (215,249)   (482,906)   (209,861)
                                                                            ----------  ----------  ----------
        Net cash provided by (used in) investing activities. . . . . . . .     425,840    (380,706)   (452,863)
                                                                            ----------  ----------  ----------


                                       FOURTH FINANCIAL CORPORATION

                            CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                                  Year Ended December 31,
                                                                            ----------------------------------
                                                                               1995        1994        1993
                                                                            ----------  ----------  ----------
                                                                                      (IN THOUSANDS)

Cash Flows From Financing Activities:
  Transfer associated with the assumption of deposits and
   other liabilities, net of premium paid. . . . . . . . . . . . . . . . .  $       --  $       --  $   91,832
  Repayment of long-term debt. . . . . . . . . . . . . . . . . . . . . . .      (7,596)    (15,598)    (15,405)
  Purchase and retirement of preferred stock . . . . . . . . . . . . . . .        (583)         --          --
  Acquisition of common stock for treasury . . . . . . . . . . . . . . . .      (4,046)    (10,018)     (3,245)
  Dividends on common stock. . . . . . . . . . . . . . . . . . . . . . . .     (33,445)    (27,662)    (22,705)
  Dividends on preferred stock . . . . . . . . . . . . . . . . . . . . . .      (6,974)     (7,000)     (7,000)
  Proceeds from exercise of stock options. . . . . . . . . . . . . . . . .      17,236       2,544       3,407
  Net change in stock option loans . . . . . . . . . . . . . . . . . . . .      (1,550)        (99)       (726)
  Purchase of minority stockholder interest. . . . . . . . . . . . . . . .          --         (36)         --
  Capital transactions of pooled companies . . . . . . . . . . . . . . . .          --        (363)     (2,405)
  Change in liabilities, net of effects from purchase of
   acquired entities and branch sales:
    Deposits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     214,437    (292,902)   (415,914)
    Federal funds purchased and securities sold under
     agreements to repurchase. . . . . . . . . . . . . . . . . . . . . . .    (391,938)    395,095     166,033
    Federal Home Loan Bank borrowings. . . . . . . . . . . . . . . . . . .    (347,899)    132,800     250,000
    Other borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . .     (21,501)     19,827      (5,457)
                                                                            ----------  ----------  ----------
        Net cash provided by (used in) financing activities. . . . . . . .    (583,859)    196,588      38,415
                                                                            ----------  ----------  ----------

Increase (decrease) in cash and due from banks . . . . . . . . . . . . . .      (2,826)    115,264     (93,162)
Cash and due from banks at beginning of period . . . . . . . . . . . . . .     438,930     323,666     416,828
                                                                            ----------  ----------  ----------
Cash and due from banks at end of period . . . . . . . . . . . . . . . . .  $  436,104  $  438,930  $  323,666
                                                                            ==========  ==========  ==========

Supplemental Disclosures:
  Cash payments for:
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $  269,054  $  208,220  $  184,083
                                                                            ==========  ==========  ==========

    Income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $   23,249  $   35,758  $   32,613
                                                                            ==========  ==========  ==========


                   The accompanying notes are an integral part of the financial statements.


                       FOURTH FINANCIAL CORPORATION

                NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

      Fourth Financial Corporation (the "Company") is a bank holding company headquartered in Wichita, Kansas. Through its banking subsidiaries, the Company operates 87 retail banking offices in Kansas, 56 offices in Oklahoma, and 3 offices in Independence, Missouri. The Company provides a wide range of commercial and retail banking services to a diverse customer base.

Basis of Presentation

      The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany balances and transactions have been eliminated.

      The consolidated financial statements for prior years have been restated to reflect the poolings of interests detailed in Footnote 3 - Acquisitions and Branch Sales. Certain reclassifications of previously reported amounts have been made to conform with current year presentation format.

Use of Estimates

      The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Securities

      The Company adopted Financial Accounting Standard ("FAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" on December 31, 1993. Management reviewed the December 31, 1993 debt securities portfolio and classified the debt securities as either held-to-maturity or available-for-sale. Debt securities acquired subsequent to December 31, 1993 were similarly classified.

      Debt securities are classified as "Held-to-maturity" when management has the positive intent and the Company has the ability to hold the debt securities to maturity. Held-to-maturity securities are stated at cost, adjusted for amortization of premiums and accretion of discounts, both computed on the constant yield method. The prepayment history of each mortgage-backed security pool is used to recalculate the yield for amortizing and accreting the premium and discount on these securities. Amortization, accretion, and interest on held-to-maturity securities are included in "Interest and dividends on investment securities."

      Marketable equity securities and debt securities that are deemed to be available-for-sale for the implementation of asset and liability management strategies, possible liquidity needs, and other purposes are classified as "Available-for-sale." Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in a separate component of stockholders' equity. The amortized cost of debt securities in this category is adjusted for amortization of premiums and accretion of discounts to maturity. Amortization, accretion, and interest and dividends on securities classified as available-for-sale are included in "Interest and dividends on investment securities." Realized gains and losses and declines in value judged to be other-than-temporary on available-for-sale securities are included in "Investment securities gains (losses)." The cost of securities sold is based on the specific identification method.

      Securities held for sale to customers and in anticipation of short-term market

                     FOURTH FINANCIAL CORPORATION
movements are classified as "Trading securities." Securities held for trading are stated at market value. Gains and losses, both realized and unrealized, are reflected in "Other noninterest income." The specific identification method is used to determine the cost of securities sold.

      "Other securities" include equity securities for which there is no readily determinable fair value, and are carried at cost. Dividends on these equity securities are included in "Interest and dividends on investment securities."

Loans and Leases

      Loans are reported at the principal amount outstanding, net of unearned discount. Interest income on loans is accrued based on the unpaid principal and the applicable rate. The net investment in direct financing leases consists of the sum of all minimum lease payments and estimated residual values, less unearned income. Unearned income on discounted loans and leases is accreted and included in "Interest and fees on loans and leases" on a basis approximating a level yield on the net investment in the loans or leases.

      Residential mortgage loans and educational loans held for sale are stated at the lower of cost or market value. These loans are analyzed on an aggregate basis to determine the lower of cost or market value. Net gains or losses on the sale of these loans, including adjustments to market value, are part of normal operations and are reflected in "Other noninterest income." The specific identification method is used to determine the cost of loans sold.

      A loan is placed on nonaccrual status when principal or interest is due and has remained unpaid for 90 days or more unless the loan is both well secured and in the process of collection. A loan is also placed on nonaccrual status when there is reasonable doubt as to the ability of the borrower to continue to pay principal or interest. At the time a loan is classified as nonaccrual, interest previously recorded but not collected is reversed. Interest payments received on such loans are generally recorded as a reduction in carrying value unless such carrying value is deemed to be collectible. A loan is not reclassified as accruing until all principal and interest payments are brought current and the borrower has demonstrated the ability to service the loan in accordance with its contractual terms.


Other Real Estate and Nonperforming Assets

      Other real estate and nonperforming assets include assets acquired from loan settlements and foreclosures. These assets are carried at the lower of the loan carrying amount or fair value minus estimated selling costs and are included in "Income receivable and other assets" in the consolidated statements of condition. At the time of acquisition or repossession, any write-down necessary to record an asset at its fair value is charged to the allowance for credit losses. A valuation allowance for estimated selling costs is recorded through a charge to "Net costs of operation of other real estate and nonperforming assets." Losses and gains as well as net costs associated with these properties are also included in "Net costs of operation of other real estate and nonperforming assets" in the consolidated statements of income.

Allowance for Credit Losses

      The allowance for credit losses is the amount deemed by management to be reasonably necessary to provide for possible losses on loans or leases that may become uncollectible. Additions to the allowance are charged to expense as the provision for credit losses. Loan and lease losses and recoveries are charged or credited directly to the allowance. It is the Company's policy to charge off any loan or portion of that loan when it is deemed to be uncollectible in the ordinary course of business.

      An evaluation of the overall quality of the portfolio is performed to determine the necessary level of the allowance for credit losses. Effective January 1, 1995, the Company adopted Financial Accounting Standard ("FAS") No. 114,

                     FOURTH FINANCIAL CORPORATION

"Accounting by Creditors for Impairment of a Loan." Under the new standard, the amount of the allowance for credit losses related to individual loans that are identified for evaluation in accordance with FAS No. 114 is determined based on estimates of expected cash flows on each such loan which are then discounted using that loan's effective interest rate. Alternatively, the fair value of the collateral is used to determine the allowance for credit losses related to identified collateral dependent loans. For the remainder of the loan portfolio, the determination of the allowance for credit losses takes into consideration the risk classification of loans and the application of loss estimates to these classifications.

      It is the responsibility of management in each of the Company's markets to classify its loans as pass, special mention, substandard, doubtful, or loss. The classification criteria are established by the credit administration function of the Company, which is independent of all lending functions, and are intended to be consistent with the criteria applied by federal banking system examiners. These classifications take into consideration all sources of repayment, underlying collateral, the value of such collateral, and current and anticipated economic conditions, trends, and uncertainties. The Company has an independent loan review function which periodically reviews the loans and the classifications. The Company's bank subsidiaries also are subjected to periodic examinations by the Office of the Comptroller of the Currency.

      Loss factors are developed by loan type and risk classification using historical loss data, statistical modeling techniques, and analyses of general economic conditions, trends in portfolio volume, maturity, and composition. The application of these loss factors to the portfolio classifications combined with estimates of potential future losses on specific large loans (based on either the discounted present value of the expected cash flows or collateral values), provide management with data essential to identify and estimate the credit risk inherent in the loan portfolio. The allowance for credit losses reflects the result of these estimates and is deemed to be adequate at each balance sheet date.

Loan and Loan Commitment Fees

      The Company generally recognizes loan and loan commitment fees as revenue when received and related costs as expenses when incurred. FAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating Loans," provides for the deferral of such fees and direct loan origination costs and the amortization of such fees and costs over the lives of the related loans as an adjustment of yield. However, the adoption of FAS No. 91 would not have a material effect on operating results.

Bank Premises and Equipment

      Land is stated at cost, and buildings and equipment are stated at cost less accumulated depreciation. For financial reporting purposes, depreciation is included in operating expenses and is computed principally on the straight-line method over the estimated useful lives of the related assets. Accelerated methods are generally used for income tax purposes with deferred income taxes provided for timing differences. Additions, major replacements, and improvements to buildings and equipment are added to the asset accounts at cost. Maintenance, repairs, and minor replacements are charged directly to operating expense.

      The costs incidental to the operation and maintenance of buildings, net of income received from tenants, are reflected as "Net occupancy" expense in the accompanying consolidated statements of income.

                     FOURTH FINANCIAL CORPORATION

Stock Based Compensation

      The Company grants stock options for a fixed number of shares to employees with an exercise price equal to the fair value of the shares at the date of grant. The Company accounts for stock option grants in accordance with APB Opinion No. 25, "Accounting for Stock Issued to Employees," and, accordingly, recognizes no compensation expense for the stock option grants.

Income Taxes

      Effective January 1, 1993, the Company adopted FAS No. 109, "Accounting for Income Taxes." There are two components of the income tax provision, current and deferred. The current income tax provisions approximate taxes to be paid or refunded for the applicable period. Deferred tax expense or benefit is recognized for the change in deferred tax liabilities or assets between periods.

      Deferred tax liabilities or assets are recognized on the temporary differences between the bases of assets and liabilities as measured by the tax laws and their bases as reported in the financial statements. Recognition of deferred tax assets is based on management's belief that it is more likely than not that the tax benefit associated with certain temporary differences, operating loss carryforwards, and tax credits will be realized. A valuation allowance is recorded for those deferred tax items for which it is more likely than not that realization will not occur.

Interest, Currency, and Financial Futures Contracts

      In the normal course of business in meeting the investment and financing needs of its customers and managing its own exposure to fluctuations in interest rates, the Company is a party to various interest rate, foreign currency, and financial futures contracts.

      From time to time, interest rate swaps are used to modify the interest sensitivity position inherent in the repricing characteristics of specific assets or liabilities. The net interest received or paid on the interest rate swaps is accounted for as an adjustment to the interest income or interest expense on the assets or liabilities, respectively, that the swap was intended to modify.

      The Company enters into forward foreign currency contracts to assist customers with their foreign currency needs related to foreign manufacturing operations, exporting, or importing. These customer-driven contracts are generally hedged with offsetting contracts. The market value gains and losses relating to currency exchange contracts are recorded at settlement in "Other noninterest income." Gains and losses associated with futures contracts, entered into as trading positions, are marked to market and recognized currently in "Other noninterest income."

                     FOURTH FINANCIAL CORPORATION

2 - SUBSEQUENT EVENT

      On January 31, 1996, the Company merged into a subsidiary of Boatmen's Bancshares, Inc. ("Boatmen's"). Under the terms of the merger, each outstanding share of the Company's common stock was converted into the right to receive one share of Boatmen's common stock, and each outstanding share of the Company's Class A Cumulative Convertible Preferred Stock was converted into the right to receive one share of Boatmen's 7% Cumulative Convertible Preferred Stock, Series A, having substantially the same rights and preferences as the Company's preferred.

3 - ACQUISITIONS AND BRANCH SALES

Purchase Transactions

      During 1995 and 1994, a total of four business combinations accounted for as purchases were completed. The following table presents information regarding these purchase transactions.

ACQUISITION               COMPANY ACQUIRED                         COMPANY           ASSETS         CASH        NUMBER OF
   DATE                       LOCATION                           ABBREVIATION       ACQUIRED        PAID     SHARES ISSUED
-----------   ----------------------------------------           ------------      ----------    ---------   -------------
                                                                                     (IN THOUSANDS)
1995
----

  January 6   Oklahoma Savings, Inc.
               Stillwater, OK. . . . . . . . . . . .               "OSI"            $  95,082     $     97      368,981

  February 3  Blackwell Security Bancshares, Inc.
               Blackwell, OK . . . . . . . . . . . .               "BSB"               50,254        8,256           --
                                                                                    ---------     --------      -------
                                                                                    $ 145,336        8,353      368,981
                                                                                    ---------     --------      -------
1994
----

  May 26      Equity Bank for Savings, F.A.
               Oklahoma City, OK . . . . . . . . . .               "Equity"         $ 491,506     $ 90,720           --

  May 31      Emprise Bank, National Association
               Hutchinson, KS. . . . . . . . . . . .               "Emprise"          258,731       31,206           --
                                                                                    ---------     --------      -------
                                                                                    $ 750,237     $121,926           --
                                                                                    ---------     --------      -------

                                                                                    $ 895,573     $130,279      368,981
                                                                                    =========     ========      =======

      Additional information regarding the cash paid in these purchase transactions is summarized in the following table.


                                                                                      1995          1994
                                                                                    --------      --------
                                                                                       (IN THOUSANDS)

Fair value of assets acquired . . . . . . . . . . . . . . . . . . . . . . . . .     $145,336      $750,237
Fair value of liabilities assumed . . . . . . . . . . . . . . . . . . . . . . .     (131,676)     (660,742)
Cost in excess of net assets acquired . . . . . . . . . . . . . . . . . . . . .        5,716        32,431
                                                                                    --------      --------

  Consideration given . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       19,376       121,926
  Less:  Fair market value of stock issued. . . . . . . . . . . . . . . . . . .       11,023            --
                                                                                    --------      --------

  Cash paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        8,353       121,926
  Cash acquired . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        4,262        34,108
                                                                                    --------      --------

  Net cash paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  4,091      $ 87,818
                                                                                    ========      ========

      For each of these transactions, the consolidated statements of income include only the income and expenses of the acquired company since acquisition. The purchase price was allocated to the net assets acquired based on their fair values with the excess allocated to cost in excess of net assets acquired. The effect on results of operations for 1995 and 1994, had the purchase transactions occurred at the beginning of these years, was not material.

Poolings of Interests

      On January 27, 1995, the Company issued 315,000 shares to acquire Standard Bancorporation, Inc. ("SBI") in a business combination accounted for as a pooling of interests. Total assets acquired amounted to $89,548,000. The consolidated statements for the prior periods have been restated as if the entities had been combined at the beginning of the periods presented. Adjustments to conform the accounting policies of SBI to the accounting policies of the Company were immaterial.

      The effect of the 1995 pooling of interests on previously reported selected operating results is as follows:

                                                                         YEAR ENDED DECEMBER 31,
                                                                      ----------------------------
                                                                        1994                1993
                                                                      --------            --------
                                                                     (DOLLARS IN THOUSANDS, EXCEPT
                                                                           PER SHARE AMOUNTS)
      Interest income:
        Company. . . . . . . . . . . . . . . . . . . . . . . . . .    $483,474            $443,913
        SBI. . . . . . . . . . . . . . . . . . . . . . . . . . . .       5,790               5,552
                                                                      --------            --------
          Combined . . . . . . . . . . . . . . . . . . . . . . . .    $489,264            $449,465
                                                                      ========            ========

      Net interest income:
        Company. . . . . . . . . . . . . . . . . . . . . . . . . .    $276,920            $264,411
        SBI. . . . . . . . . . . . . . . . . . . . . . . . . . . .       3,735               3,650
                                                                      --------            --------
          Combined . . . . . . . . . . . . . . . . . . . . . . . .    $280,655            $268,061
                                                                      ========            ========

      Net income:
        Company. . . . . . . . . . . . . . . . . . . . . . . . . .    $ 83,122            $ 77,292
        SBI. . . . . . . . . . . . . . . . . . . . . . . . . . . .           2                 817
                                                                      --------            --------
          Combined . . . . . . . . . . . . . . . . . . . . . . . .    $ 83,124            $ 78,109
                                                                      ========            ========

      Net income applicable to common and
       common-equivalent shares:
        Company. . . . . . . . . . . . . . . . . . . . . . . . . .    $ 76,122            $ 70,292
        SBI. . . . . . . . . . . . . . . . . . . . . . . . . . . .           2                 817
                                                                      --------            --------
          Combined . . . . . . . . . . . . . . . . . . . . . . . .    $ 76,124            $ 71,109
                                                                      ========            ========

      Primary earnings per common share:
        Company. . . . . . . . . . . . . . . . . . . . . . . . . .    $   2.83            $   2.67
        SBI. . . . . . . . . . . . . . . . . . . . . . . . . . . .        (.03)                 --
                                                                      --------            --------
          Combined . . . . . . . . . . . . . . . . . . . . . . . .    $   2.80            $   2.67
                                                                      ========            ========

      Fully diluted earnings per common share:
        Company. . . . . . . . . . . . . . . . . . . . . . . . . .    $   2.74            $   2.55
        SBI. . . . . . . . . . . . . . . . . . . . . . . . . . . .        (.03)                 --
                                                                      --------            --------
          Combined . . . . . . . . . . . . . . . . . . . . . . . .    $   2.71            $   2.55
                                                                      ========            ========

      On June 30, 1994, the Company issued 590,710 shares to acquire First Dodge City Bancshares, Inc. ("First Dodge") in a business combination accounted for as a pooling of interests. Total assets acquired amounted to $144,999,000. The consolidated statements for the prior periods have been restated as if the entities had been combined at the beginning of the periods presented. Included in "Merger and integration costs" for 1994 is a charge of $1,124,000 to conform the amortization of intangible assets of First Dodge to the Company's accounting policies. Other adjustments to conform the accounting policies of First Dodge to the accounting policies of the Company were immaterial. Also on June 30, 1994, the Company issued 70,300 shares and paid $36,000 in cash to acquire the minority interests of two of First Dodge's subsidiaries. As prescribed by Accounting Principles Board ("APB") Opinion 16, the acquisitions of the minority interests were accounted for as purchases. The fair market value of shares issued and cash paid totaled $2,118,000, which exceeded the net assets acquired by $951,000.

Branch Sales

      At the time Equity Bank for Savings, F.A. ("Equity") was acquired in May 1994, four branches were identified for sale. Three of the branches were sold in 1994. On January 6, 1995, the Company completed the final sale. The combined sales price of these branches was equal to the fair value of assets and liabilities of such branches acquired in the Equity business combination. Accordingly, no gain or loss was recognized on these branch sales.

      On September 7, 1995, the Company completed the sale of its branch located in Meade, Kansas. As the result of this sale, the Company recognized a gain of $705,000. In the sale transactions, the Company transferred deposit liabilities and sold loans and bank premises. The following table presents information regarding the branches sold in 1995 and 1994.

                                                                                        1995             1994
                                                                                     ----------       ----------
                                                                                           (In thousands)

Fair value of assets sold . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ (5,577)        $   (485)
Fair value of liabilities transferred . . . . . . . . . . . . . . . . . . . . . .       21,646           38,048
Reduction of cost in excess of net assets acquired. . . . . . . . . . . . . . . .         (132)          (1,292)
Gain on sale. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (705)              --
                                                                                      --------         --------

Net cash paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 15,232         $ 36,271
                                                                                      ========         ========

      On December 19, 1995, the Company entered into an agreement to sell its 3 branches located in Independence, Missouri. The sale of these Missouri branches was required by the merger of the Company and Boatmen's, a Missouri based bank holding company. Missouri law prevents Boatmen's from acquiring Missouri banks and branches of banks because Boatmen's already holds more than the 13% limit of the state's total deposits. This sale is expected to be completed in the second quarter of 1996 and will involve the transfer of approximately $76,000,000 in deposit liabilities and the sale of loans with a carrying value of approximately $45,000,000 and bank premises.

4 - CASH AND DUE FROM BANKS

      The subsidiary banks are required by federal law to maintain reserves against their deposit liabilities. These reserves can be maintained in the form of vault cash or balances at a Federal Reserve Bank. The average cash and Federal Reserve balances maintained as reserves were $143,303,000 for 1995 and $146,040,000 for 1994. Cash and due from banks also includes checks in process of collection and balances maintained at correspondent banks for services rendered.

5 - SECURITIES

      Debt securities classified as held-to-maturity are those securities management has the positive intent and the Company has the ability to hold until maturity. The available-for-sale securities include marketable equity securities and those debt securities deemed to be available-for-sale for the implementation of asset and liability management strategies, possible liquidity needs, and other purposes.

      The following table presents the amortized cost and estimated fair value of debt securities classified as held-to-maturity and carried at amortized cost.

Held-to-maturity

                                           DECEMBER 31, 1995                              DECEMBER 31, 1994
                            ------------------------------------------------ ---------------------------------------------
                                            GROSS        GROSS     ESTIMATED              GROSS       GROSS      ESTIMATED
                            AMORTIZED    UNREALIZED   UNREALIZED     FAIR    AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                               COST        GAINS        LOSSES       VALUE      COST      GAINS       LOSSES       VALUE
                            ---------    ----------   ----------   --------- ---------  ----------  ----------   ---------
                                             (IN THOUSANDS)                                (IN THOUSANDS)

U.S. Treasury obligations. $    2,505     $    21      $    (5)    $  2,521  $   98,971  $     2    $  (5,996)  $   92,977
Obligations of U.S.
 government agencies
 and corporations:
  Mortgage-backed. . . . .         --          --           --           --   1,582,938      339      (89,978)   1,493,299
  Other. . . . . . . . . .        250          --           (2)         248     265,170       33      (14,456)     250,747
Obligations of states and
 political subdivisions. .      3,292          22          (32)       3,282       8,866       --         (365)       8,501
Other securities:
  Foreign debt securities.      2,050          --           --        2,050       2,050       --           (2)       2,048
  Money market mutual
   funds . . . . . . . . .        286          --           --          286         195       --           --          195
                           ----------     -------      -------     --------  ----------  -------    ---------   ----------

    Total. . . . . . . . . $    8,383     $    43      $   (39)    $  8,387  $1,958,190  $   374    $(110,797)  $1,847,767
                           ==========     =======      =======     ========  ==========  =======    =========   ==========

      The amortized cost and estimated fair value of the held-to-maturity debt securities at December 31, 1995 are shown below by contractual maturity.

                                                                      DECEMBER 31, 1995
                                                                ------------------------------
                                                                                     ESTIMATED
                                                                AMORTIZED              FAIR
                                                                  COST                 VALUE
                                                                ---------            ---------
                                                                        (IN THOUSANDS)

         Due in one year or less . . . . . . . . . . . . . .    $  2,766             $  2,768
         Due after one year through five years . . . . . . .       3,117                3,098
         Due after five years through ten years. . . . . . .       2,500                2,521
                                                                --------             --------

           Total . . . . . . . . . . . . . . . . . . . . . .    $  8,383             $  8,387
                                                                ========             ========

      The following table presents the amortized cost and estimated fair value of securities classified as available-for-sale and carried at estimated fair value.

Available-for-sale

                                           DECEMBER 31, 1995                              DECEMBER 31, 1994
                            ------------------------------------------------ ---------------------------------------------
                                            GROSS        GROSS     ESTIMATED              GROSS       GROSS      ESTIMATED
                            AMORTIZED    UNREALIZED   UNREALIZED     FAIR    AMORTIZED  UNREALIZED  UNREALIZED     FAIR
                               COST        GAINS        LOSSES       VALUE      COST      GAINS       LOSSES       VALUE
                            ---------    ----------   ----------   --------- ---------  ----------  ----------   ---------
                                             (IN THOUSANDS)                                (IN THOUSANDS)

U.S. Treasury obligations. $  135,044     $ 2,355      $     --   $  137,399 $  286,260  $   102    $(16,920)   $ 269,442
Obligations of U.S.
 government agencies
 and corporations:
  Mortgage-backed. . . . .  1,602,374       7,975       (12,696)   1,597,653    138,838    1,190      (8,049)     131,979
  Other. . . . . . . . . .    299,937       4,557            (5)     304,489    283,237       25     (13,891)     269,371
Obligations of states and
 political subdivisions. .     98,472       6,224           (97)     104,599    167,811    7,883        (888)     174,806
Collateralized credit
 card receivables. . . . .     53,125         591            --       53,716     62,579       --      (4,061)      58,518
Corporate notes and
 bonds.  . . . . . . . . .     34,994         539            --       35,533     41,208       19      (2,567)      38,660
                           ----------     -------      --------   ---------- ----------  -------    --------    ---------
  Total debt securities. .  2,223,946      22,241       (12,798)   2,233,389    979,933    9,219     (46,376)     942,776

Equity securities. . . . .        368          79            --          447      1,290       68        (164)       1,194
                           ----------     -------      --------   ---------- ----------  -------    --------    ---------

    Total. . . . . . . . . $2,224,314     $22,320      $(12,798)  $2,233,836 $  981,223  $ 9,287    $(46,540)   $ 943,970
                           ==========     =======      ========   ========== ==========  =======    ========    =========

      The amortized cost and estimated fair value of the available-for-sale debt securities at December 31, 1995 are shown below by contractual maturity.

                                                                      DECEMBER 31, 1995
                                                                ------------------------------
                                                                                     ESTIMATED
                                                                AMORTIZED              FAIR
                                                                  COST                 VALUE
                                                                ---------            ---------
                                                                        (IN THOUSANDS)

         Due in one year or less . . . . . . . . . . . . . .    $ 35,244             $ 35,765
         Due after one year through five years . . . . . . .     538,323              548,875
         Due after five years through ten years. . . . . . .      42,674               45,452
         Due after ten years . . . . . . . . . . . . . . . .       5,331                5,644
                                                                --------             --------
                                                                 621,572              635,736

         Mortgage-backed securities. . . . . . . . . . . . .   1,602,374            1,597,653
                                                              ----------           ----------

           Total . . . . . . . . . . . . . . . . . . . . . .  $2,223,946           $2,233,389
                                                              ==========           ==========

      The fair values of securities are based upon available market data and estimates which often reflect transactions of relatively small size and which are not necessarily indicative of prices at which larger amounts of particular issues could be readily sold. Expected maturities may differ from contractual maturities because borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

      The following table presents equity securities which do not have a readily determinable fair value and are carried at cost.

Other securities

                                                                        DECEMBER 31,
                                                                ----------------------------
                                                                  1995                1994
                                                                --------            --------
                                                                        (IN THOUSANDS)

         Federal Home Loan Bank stock. . . . . . . . . . . .    $ 33,660            $ 37,886
         Federal Reserve Bank stock. . . . . . . . . . . . .      14,311              14,242
         Other equity securities . . . . . . . . . . . . . .       1,550               1,549
                                                                --------            --------

           Total . . . . . . . . . . . . . . . . . . . . . .    $ 49,521            $ 53,677
                                                                ========            ========

      The book value of securities pledged to secure public deposits and for other purposes, as required or permitted by law, aggregated $1,219,584,000 at December 31, 1995.

      In December 1995, the Company securitized variable-rate one-to-four family real estate mortgage loans of $152,501,000 and are holding them in the available-for-sale securities portfolio. Also, concurrent with the adoption of the Financial Accounting Standard Board's November 1995 guidance on FAS 115, "Accounting for Certain Investments in Debt and Equity Securities", securities previously classified as held-to-maturity with an amortized cost of $1,719,412,000 were transferred to the available-for-sale category. At the date of transfer, the unrealized loss on these securities was $7,537,000.

      The sales price, gains, and losses realized from the sale of available-for-sale investment securities are detailed in the following table. This table does not include proceeds from nor realized gains and losses attributable to prepayments of available-for-sale securities.

                                                                                     1995            1994
                                                                                   --------        --------
                                                                                        (IN THOUSANDS)

     Sales price of available-for-sale securities. . . . . . . . . . . . . . .     $445,891        $603,458
                                                                                   ========        ========

     Gross realized gains  . . . . . . . . . . . . . . . . . . . . . . . . . .     $  1,322        $  8,485
     Gross realized losses . . . . . . . . . . . . . . . . . . . . . . . . . .       23,328           4,931
                                                                                   --------        --------

         Net gains (losses). . . . . . . . . . . . . . . . . . . . . . . . . . . . $(22,006)       $  3,554
                                                                                   ========        ========

      The following table presents the sales price, gains, and losses realized from the sale of securities, prior to the adoption of FAS 115 on December 31, 1993. This table does not include proceeds from nor realized gains and losses attributable to prepayments of securities.

                                                                                           1993
                                                                                      -------------
                                                                                      (IN THOUSANDS)

     Sales price of securities . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 20,483
                                                                                         ========

     Gross realized gains  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    307
     Gross realized losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           51
                                                                                         --------

         Net gains . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    256
                                                                                         ========

6 - LOANS AND LEASES

      The composition of the loan and lease portfolio was as follows:

                                                                    DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                  ---------------------    ---------------------
                                                                    AMOUNT    PERCENT        AMOUNT    PERCENT
                                                                  ---------- ----------    ---------- ----------
                                                                             (DOLLARS IN THOUSANDS)

Commercial:
  Commercial and industrial . . . . . . . . . . . . . . . . . .   $1,046,048    24.4%      $1,028,034    25.3%
  Agriculture . . . . . . . . . . . . . . . . . . . . . . . . .      207,377     4.8          227,367     5.6
  Energy. . . . . . . . . . . . . . . . . . . . . . . . . . . .      165,591     3.9          129,742     3.2
  Bank stock. . . . . . . . . . . . . . . . . . . . . . . . . .       17,768      .4           25,173      .6
  Real estate:
    Construction. . . . . . . . . . . . . . . . . . . . . . . .      186,091     4.3          135,558     3.3
    Permanent commercial real estate and other. . . . . . . . .      773,907    18.1          705,625    17.4
  Lease financing . . . . . . . . . . . . . . . . . . . . . . .       68,423     1.6           43,380     1.1
  Other . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12,441      .3           27,557      .7
                                                                  ----------  ------       ----------  ------
    Total commercial loans. . . . . . . . . . . . . . . . . . .    2,477,946    57.8        2,322,436    57.2
                                                                  ----------  ------       ----------  ------

Consumer:
  Secured by 1-4 family residences, less unearned discount. . .    1,020,718    23.8          990,126    24.4
  Residential mortgage loans held for sale. . . . . . . . . . .        8,354      .2            1,526      --
  Consumer, less unearned discount. . . . . . . . . . . . . . .      488,133    11.4          491,898    12.1
  Credit card . . . . . . . . . . . . . . . . . . . . . . . . .      132,931     3.1          130,098     3.2
  Educational . . . . . . . . . . . . . . . . . . . . . . . . .       93,752     2.2           82,238     2.0
  Auto lease financing. . . . . . . . . . . . . . . . . . . . .       65,997     1.5           43,729     1.1
                                                                  ----------  ------       ----------  ------

    Total consumer loans. . . . . . . . . . . . . . . . . . . .    1,809,885    42.2        1,739,615    42.8
                                                                  ----------  ------       ----------  ------

      Total loans and leases. . . . . . . . . . . . . . . . . .   $4,287,831   100.0%      $4,062,051   100.0%
                                                                  ==========  ======       ==========  ======

      The Company manages exposure to credit risk through loan portfolio diversification by customer and market, as well as by type. Although the aggregate legal lending limits of the Company's bank subsidiaries totaled $88,054,000 at December 31, 1995, the Company had no single lending relationship with an aggregate loan amount outstanding in excess of $20,000,000. The Company principally lends to businesses and individuals in Kansas, Oklahoma, Missouri, and the contiguous states and to Kansas, Oklahoma, and Missouri based customers that do business in other states.

      In the ordinary course of business, the Company has made loans to directors and executive officers of the Company and its significant subsidiaries. Loans to these customers were transacted on the same terms, including similar interest rates and collateral terms, as those prevailing at the time for comparable transactions with unrelated persons and, in management's opinion, did not involve more than a normal risk of collectibility or present other unfavorable features at the time they were made. An analysis of aggregate loan activity with this group, including their immediate families, companies in which they are principal owners, and trusts in which they are involved, follows:

                                                                                         1995
                                                                                    --------------
                                                                                    (IN THOUSANDS)

         Loans outstanding at December 31, 1994. . . . . . . . . . . . . . . . . . .   $ 76,552
           New loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71,518
           Repayments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    (73,230)
           Other changes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     (9,903)
                                                                                       --------

         Loans outstanding at December 31, 1995. . . . . . . . . . . . . . . . . . .   $ 64,937
                                                                                       ========

      Other changes include loans outstanding at December 31, 1994 to directors elected or retired in 1995, loans purchased or sold during the current year, and any other loans outstanding at December 31, 1994 to related individuals or entities not considered to be related parties at December 31, 1995.

      Nonaccrual loans and troubled debt restructurings are summarized below:

                                                                                     DECEMBER 31,
                                                                                ---------------------
                                                                                  1995         1994
                                                                                --------     --------
                                                                                    (IN THOUSANDS)

         Nonaccrual loans . . . . . . . . . . . . . . . . . . . . . . . . . .    $31,624      $29,301
         Troubled debt restructurings . . . . . . . . . . . . . . . . . . . .        557          503
                                                                                 -------      -------

                                                                                 $32,181      $29,804
                                                                                 =======      =======

      The effect of nonaccrual loans and troubled debt restructurings on interest income was:

                                                                             YEAR ENDED DECEMBER 31,
                                                                         ------------------------------
                                                                           1995       1994       1993
                                                                         --------   --------   --------
                                                                                 (IN THOUSANDS)
         Interest income which would have been
           recorded pursuant to the original terms . . . . . . . . . .    $5,986     $5,098     $4,060
                                                                          ======     ======     ======

         Interest income recorded  . . . . . . . . . . . . . . . . . .    $1,868     $1,384     $1,504
                                                                          ======     ======     ======

7 - ALLOWANCE FOR CREDIT LOSSES

      Changes in the allowance for credit losses are as follows:

                                                                                  1995       1994       1993
                                                                                -------    -------    -------
                                                                                       (IN THOUSANDS)

Balance at January 1, as previously reported . . . . . . . . . . . . . . . .    $71,874    $67,617    $74,395
  Adjustment for pooling of interests. . . . . . . . . . . . . . . . . . . .        993        610        674
                                                                                -------    -------    -------
Balance at January 1, as restated. . . . . . . . . . . . . . . . . . . . . .     72,867     68,227     75,069
  Allowance for credit losses of purchased banks . . . . . . . . . . . . . .      1,633      5,449      3,266
                                                                                -------    -------    -------
                                                                                 74,500     73,676     78,335
  Provisions charged to operating expense. . . . . . . . . . . . . . . . . .     13,068        836      7,037
  Recoveries on loans and leases previously charged off. . . . . . . . . . .     12,516     12,562      9,869
  Loans and leases charged off . . . . . . . . . . . . . . . . . . . . . . .    (30,508)   (14,207)   (27,014)
                                                                                -------    -------    -------

Balance at December 31 . . . . . . . . . . . . . . . . . . . . . . . . . . .    $69,576    $72,867    $68,227
                                                                                =======    =======    =======

      Effective January 1, 1995, the Company adopted FAS No. 114, "Accounting by Creditors for Impairment of a Loan." Under the new standard, the amount of the allowance for credit losses related to individual loans that are identified for evaluation in accordance with FAS No. 114 is determined based on estimates of expected cash flows on each such loan which are then discounted using that loan's effective interest rate. Alternatively, the fair value of the collateral is used to determine the allowance for credit losses related to identified collateral dependent loans. The determination of the allowance for credit losses for the remainder of the loan portfolio takes into consideration the risk classification of loans and the application of loss estimates to these classifications.

      At December 31, 1995, the recorded investment in loans that are considered to be impaired under FAS No. 114 was $12,281,000 (all of which were being accounted for on a nonaccrual basis). The related allowance for credit losses was $5,322,000. The average recorded investment in impaired loans for the year ended December 31, 1995 was approximately $16,166,000. For the year ended December 31, 1995 the Company recognized interest income on these impaired loans of $881,000, using the cash basis method of income recognition.

8 - BANK PREMISES AND EQUIPMENT

      A summary of land, buildings, and equipment appears below:

                                                  DECEMBER 31, 1995                  DECEMBER 31, 1994
                                           -------------------------------    --------------------------------
                                                     ACCUMULATED    BOOK                ACCUMULATED    BOOK
                                             COST    DEPRECIATION   VALUE       COST    DEPRECIATION   VALUE
                                           --------  ------------  -------    --------  ------------  --------
                                                                    (IN THOUSANDS)

Land . . . . . . . . . . . . . . . . . .   $ 27,211    $     --   $ 27,211    $ 26,367    $     --    $ 26,367
Buildings and leasehold improvements . .    181,817      83,176     98,641     172,821      77,715      95,106
Furniture and equipment. . . . . . . . .    126,470      89,765     36,705     121,348      83,936      37,412
                                           --------    --------   --------    --------    --------    --------

    Total. . . . . . . . . . . . . . . .   $335,498    $172,941   $162,557    $320,536    $161,651    $158,885
                                           ========    ========   ========    ========    ========    ========

      Depreciation expense amounted to $17,894,000 in 1995, $17,896,000 in 1994, and $16,285,000 in 1993.


9 - INTANGIBLE ASSETS

      Included in intangible assets are the following items:

                                                  DECEMBER 31, 1995                  DECEMBER 31, 1994
                                           -------------------------------    --------------------------------
                                                     ACCUMULATED    BOOK                ACCUMULATED    BOOK
                                             COST    AMORTIZATION   VALUE       COST    AMORTIZATION   VALUE
                                           --------  ------------  -------    --------  ------------  --------
                                                                    (IN THOUSANDS)

Cost in excess of net assets acquired . .  $102,208    $30,125     $72,083    $ 96,795     $24,813     $71,982
Value of core deposits assumed. . . . . .    29,179     19,651       9,528      29,180      16,453      12,727
Purchased credit card relationships . . .     9,381      2,712       6,669       9,300       1,049       8,251
Purchased mortgage servicing rights . . .     7,612      5,799       1,813       7,886       5,240       2,646
                                           --------    -------     -------    --------     -------     -------

                                           $148,380    $58,287     $90,093    $143,161     $47,555     $95,606
                                           ========    =======     =======    ========     =======     =======

      The cost of purchased entities in excess of the fair value of net assets acquired is being amortized on a straight-line basis over a period of twenty years. The value of core deposits assumed, purchased credit card relationships, and the purchased mortgage servicing rights are being amortized using accelerated methods over the estimated periods benefitted, not exceeding ten years.

10 - DEPOSITS
      The book values of deposits are presented below:

                                                                                    DECEMBER 31,
                                                                            ---------------------------
                                                                               1995             1994
                                                                            ----------       ----------
                                                                                   (IN THOUSANDS)

Noninterest-bearing deposits  . . . . . . . . . . . . . . . . . . . . .     $1,033,024       $1,049,118

Interest-bearing deposits:
  Regular savings and interest checking . . . . . . . . . . . . . . . .      1,105,143        1,197,577
  Money market savings. . . . . . . . . . . . . . . . . . . . . . . . .      1,378,194          912,965
  Time deposits under $100,000. . . . . . . . . . . . . . . . . . . . .      2,182,020        2,159,435
  Time deposits of $100,000 or more . . . . . . . . . . . . . . . . . .        347,713          405,501
                                                                            ----------       ----------
    Total interest-bearing deposits . . . . . . . . . . . . . . . . . .      5,013,070        4,675,478
                                                                            ----------       ----------

      Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $6,046,094       $5,724,596
                                                                            ==========       ==========

11 - PURCHASED FUNDS, BORROWINGS, AND LONG-TERM DEBT

      The following schedules summarize, by category, purchased funds, borrowings, and long-term debt.

Federal funds purchased and securities sold under agreements to repurchase

                                                                    DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                   -------------------      -------------------
                                                                    AMOUNT       RATE        AMOUNT       RATE
                                                                   --------     ------      --------     ------
                                                                              (DOLLARS IN THOUSANDS)

Federal funds purchased . . . . . . . . . . . . . . . . . . . .    $ 98,700      5.60%      $391,970      5.85%
Securities sold under agreements to repurchase. . . . . . . . .     443,068      5.16        541,736      5.66
                                                                   --------                 --------

  Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $541,768      5.24       $933,706      5.74
                                                                   ========                 ========

      Federal funds purchased and securities sold under agreements to repurchase generally mature daily or on demand.

Federal Home Loan Bank borrowings

                                                                    DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                   -------------------      -------------------
                                                                    AMOUNT       RATE        AMOUNT       RATE
                                                                   --------     ------      --------     ------
                                                                              (DOLLARS IN THOUSANDS)

Federal Home Loan Bank borrowings . . . . . . . . . . . . . . .    $ 93,498      5.24%      $441,097      5.72%
                                                                   ========                 ========

      At December 31, 1995, Federal Home Loan Bank ("FHLB") borrowings included $43,900,000 with an average rate of 5.12% that matures in 1996. The remaining balance matures in 1997 ($24,685,000), and 1998 ($24,913,000).

Other borrowings

                                                                    DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                   -------------------      -------------------
                                                                    AMOUNT       RATE        AMOUNT       RATE
                                                                   --------     ------      --------     ------
                                                                              (DOLLARS IN THOUSANDS)

Treasury tax and loan . . . . . . . . . . . . . . . . . . . . .     $21,500      5.32%       $23,001      5.20%
Note payable. . . . . . . . . . . . . . . . . . . . . . . . . .          --        --         20,000      6.19
                                                                    -------                  -------

  Total . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $21,500      5.32        $43,001      5.66
                                                                    =======                  =======

      Treasury tax and loan borrowings generally mature daily or on demand.

      The $20,000,000 note payable at December 31, 1994 was borrowed under the Company's committed line of credit from a correspondent bank. This committed line of credit was replaced by two new credit agreements, entered into on January 3, 1995. This borrowing was subsequently repaid during 1995.

      The January 3, 1995 credit agreements provided that the Company could borrow up to $100,000,000 on a revolving basis at any time prior to January 3, 1996. Amounts borrowed under the credit agreements could have maturities not to exceed 90 days. Interest rates based on, at the Company's option, the lenders' published "reference rate" or rates tied to the London Interbank Offered Rate existed. A facility fee was charged on these commitments. The Company was required to maintain consolidated stockholders' equity at a certain level and maintain specific ratios related to leverage, risk-based capital, and nonperforming assets. The Company was in compliance with these covenants at December 31, 1995. When these credit agreements expired on January 3, 1996, they were not renewed by the Company.

Long-term debt

                                                                      DECEMBER 31, 1995        DECEMBER 31, 1994
                                                                     -------------------      -------------------
                                                                      AMOUNT       RATE        AMOUNT       RATE
                                                                     --------     ------      --------     ------
                                                                                (DOLLARS IN THOUSANDS)

Term loan . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $   --         --%       $4,375       8.60%
Notes Payable . . . . . . . . . . . . . . . . . . . . . . . . . .         --         --         3,077       7.41
Mortgage indebtedness and other notes payable . . . . . . . . . .        166       9.97           310      10.85
                                                                      ------                   ------

  Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  166       9.97        $7,762       8.22
                                                                      ======                   ======

      The parent company's term loan with an unaffiliated bank required semiannual installments of $4,375,000, the last of which was paid in March 1995. The $3,077,000 of notes payable in 1994 is the result of the current year pooling of interests acquisition. The acquired balance was paid off at the acquisition date. Certain buildings and real estate have been pledged as collateral on mortgage indebtedness and other notes payable. Maturities of this long-term debt for years subsequent to December 31, 1995, are as follows:

              Years ended December 31,           (IN THOUSANDS)
             -------------------------           --------------

                    1996 . . . . . . . . . . . . .   $  2
                    1997 . . . . . . . . . . . . .      2
                    1998 . . . . . . . . . . . . .      2
                    1999 . . . . . . . . . . . . .      2
                    2000 . . . . . . . . . . . . .      2
                    Thereafter . . . . . . . . . .    156
                                                     ----

                    Total  . . . . . . . . . . . .   $166
                                                     ====

12 - PREFERRED STOCK

                                                                                DECEMBER 31,
                                                                          ------------------------
                                                                            1995            1994
                                                                          --------        --------
                                                                           (DOLLARS IN THOUSANDS)

Class A cumulative convertible preferred stock,
  par value $100 per share
    Authorized:  250,000 shares
    Issued:  248,310 and 250,000 shares (at liquidation preference) .     $ 99,324        $100,000

Class B preferred stock, no par value
    Authorized:  5,000,000 shares . . . . . . . . . . . . . . . . . .           --              --
                                                                          --------        --------

                                                                          $ 99,324        $100,000
                                                                          ========        ========

      On February 24, 1992, the Company issued 250,000 shares of nonvoting Class A Cumulative Convertible Preferred Stock. This preferred stock was issued in the form of 4,000,000 depositary shares each representing a 1/16 interest in a share of preferred stock and each having a liquidation preference of $25.00. Dividends are payable quarterly (beginning June 1,
1992) at an annual rate of $1.75 per depositary share. The depositary shares are not redeemable by the Company prior to March 1, 1997. However, they may be converted at the election of shareholders into shares of the Company's
common stock at a conversion price of $29.00 per common share.   At December
31, 1995, there were 3,972,960 depositary shares outstanding which could be converted into 3,424,972 shares of the Company's common stock.

      At the Company's annual meeting in April 1992, the stockholders authorized 5,000,000 shares of a new class of preferred stock, designated Class B Preferred Stock. The Board of Directors has been authorized to set the dividend, voting, conversion, redemption, and other rights of this stock when and if issued.

13 - MERGER AND INTEGRATION COSTS
      The components of merger and integration costs related to the 1995, 1994, and 1993 pooling-of-interests transactions are detailed in the following schedule.

                                                                             YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------
                                                                         1995         1994         1993
                                                                       --------     --------     --------
                                                                                 (IN THOUSANDS)

      Premises and equipment writedowns . . . . . . . . . . . . . . .   $   --       $  389       $1,252
      Severance and other compensation. . . . . . . . . . . . . . . .       --          948        2,970
      Systems conversion costs. . . . . . . . . . . . . . . . . . . .       --          402        1,579
      Legal, accounting, and other transaction costs. . . . . . . . .       28          386          829
      Conform intangible asset amortization policies. . . . . . . . .       --        1,124           --
      Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       --          338        1,004
                                                                        ------       ------       ------

                                                                        $   28       $3,587       $7,634
                                                                        ======       ======       ======

14 - INCOME TAXES

      Effective January 1, 1993, the Company changed its method of accounting for income taxes from the deferred method to the liability method required by FAS No. 109, "Accounting for Income Taxes." Shown separately in the 1993 Statement of Income is the cumulative effect on adopting FAS No. 109 as of January 1, 1993 which increased net income by $10,582,000.

      At December 31, 1995, the Company had net operating loss and general business credit carryforwards of $48,798,000 and $172,000, respectively, which can be carried forward to reduce future federal income taxes payable. These carryforwards are principally related to previous losses of banks acquired from 1992 through 1995. Utilization of the carryforwards is limited by tax law to the future earnings of and other limits on the use of tax attributes of acquired companies. Net operating loss carryforwards expire in years 2000 through 2008 and general business credit carryforwards expire in years 1996 through 2001 if not utilized. For financial reporting purposes, a valuation allowance of $10,552,000 has been recognized to offset the deferred tax assets related to these carryforwards and other deferred tax assets whose realization is uncertain. If realized, the tax benefit of $11,794,000 of net operating loss carryforwards will be applied to reduce "cost in excess of net assets acquired" recorded in connection with acquisitions accounted for as purchases. The net change in the valuation allowance for deferred tax assets for 1995 was a decrease of $2,015,000.

      Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred tax liabilities and assets as of December 31, 1995 and December 31, 1994 are as follows:

                                                                                  December 31,
                                                                          ---------------------------
                                                                             1995             1994
                                                                          ----------       ----------
                                                                                 (IN THOUSANDS)

Deferred tax assets:
  Provision for credit losses . . . . . . . . . . . . . . . . . . . . .     $26,644          $22,829
  Net operating loss carryforwards. . . . . . . . . . . . . . . . . . .      22,937           29,575
  Securities fair value adjustment. . . . . . . . . . . . . . . . . . .          --           14,347
  Deferred compensation . . . . . . . . . . . . . . . . . . . . . . . .       3,494            2,584
  Core deposit amortization . . . . . . . . . . . . . . . . . . . . . .       2,072            2,163
  Write-down of other real estate owned . . . . . . . . . . . . . . . .       1,763            1,808
  Pension contribution. . . . . . . . . . . . . . . . . . . . . . . . .         999            1,093
  Merger and integration costs accrual. . . . . . . . . . . . . . . . .         920            1,399
  Other, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,259               --
                                                                            -------          -------
    Total deferred tax assets . . . . . . . . . . . . . . . . . . . . .      60,088           75,798

  Valuation allowance for deferred tax assets . . . . . . . . . . . . .     (10,552)         (12,567)
                                                                            -------          -------
    Net deferred tax assets . . . . . . . . . . . . . . . . . . . . . .      49,536           63,231
                                                                            -------          -------

Deferred tax liabilities:
  Leasing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (8,503)          (3,798)
  Purchase accounting adjustment. . . . . . . . . . . . . . . . . . . .      (5,338)          (6,492)
  Depreciation expense. . . . . . . . . . . . . . . . . . . . . . . . .      (4,042)          (2,657)
  Discount accretion. . . . . . . . . . . . . . . . . . . . . . . . . .      (3,873)          (4,519)
  Securities fair value adjustment. . . . . . . . . . . . . . . . . . .      (3,724)              --
  Loan origination fees . . . . . . . . . . . . . . . . . . . . . . . .      (2,006)          (1,226)
  State taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        (981)          (3,184)
  Other, net. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          --             (730)
                                                                            -------          -------
    Total deferred tax liabilities. . . . . . . . . . . . . . . . . . .     (28,467)         (22,606)
                                                                            -------          -------

    Net deferred tax asset (liability). . . . . . . . . . . . . . . . .     $21,069          $40,625
                                                                            =======          =======

      Significant components of the provision for income taxes are as follows:

                                                                        Year Ended December 31,
                                                            -----------------------------------------------
                                                                 1995             1994             1993
                                                            -------------    -------------    -------------
                                                                             (In thousands)

Current:
  Federal . . . . . . . . . . . . . . . . . . . . . . . . .    $24,509           $29,467         $24,580
  State . . . . . . . . . . . . . . . . . . . . . . . . . .      9,152             4,928           4,037
                                                               -------           -------         -------
    Total . . . . . . . . . . . . . . . . . . . . . . . . .     33,661            34,395          28,617
                                                               -------           -------         -------
Deferred:
  Federal . . . . . . . . . . . . . . . . . . . . . . . . .      2,764             7,121          (5,862)
  State . . . . . . . . . . . . . . . . . . . . . . . . . .     (1,332)             (650)            225
                                                               -------           -------         -------
    Total . . . . . . . . . . . . . . . . . . . . . . . . .      1,432             6,471          (5,637)
                                                               -------           -------         -------

      Total income tax expense. . . . . . . . . . . . . . .    $35,093           $40,866         $22,980
                                                               =======           =======         =======

      Tax effects of investment securities transactions included in the above amounts are a tax benefit of $7,616,000 in 1995 and tax expenses of $1,271,000 and $544,000 in 1994 and 1993, respectively.

      The effective income tax rates differ from the federal statutory rates for the reasons shown in the following table.

                                                    DECEMBER 31, 1995    DECEMBER 31, 1994    DECEMBER 31, 1993
                                                   -------------------  -------------------  -------------------
                                                     AMOUNT     RATE      AMOUNT     RATE      AMOUNT     RATE
                                                   ---------- --------  ---------- --------  ---------- --------
                                                                       (DOLLARS IN THOUSANDS)

Income tax expense at federal statutory rate . . .  $33,694     35.0%    $43,398     35.0%    $31,707     35.0%
Tax-preferred income on obligations of states,
 political subdivisions, and U.S. possessions. . .   (4,449)    (4.6)     (5,776)    (4.7)     (6,627)    (7.3)
Goodwill and purchase accounting amortization. . .    1,925      2.0       1,027       .8       1,271      1.4
State taxes, net of federal income tax benefit . .    3,806      4.0       2,695      2.2       2,752      3.0
Benefit of net operating losses and
 alternative minimum tax credits . . . . . . . . .       --       --        (927)     (.7)     (4,090)    (4.5)
Other, net . . . . . . . . . . . . . . . . . . . .      117       .1         449       .4      (2,033)    (2.2)
                                                    -------     ----     -------     ----     -------    -----

    Actual income tax expense. . . . . . . . . . .  $35,093     36.5%    $40,866     33.0%    $22,980     25.4%
                                                    =======     ====     =======     ====     =======     ====

15 - EMPLOYEE BENEFIT PLANS

      The Company and its subsidiaries have two types of pension plans. The Company's defined benefit plan covers substantially all employees. The supplemental executive retirement plan provides for payments equal to the benefit which would have been paid under the pension plan and the savings and investment plan if certain Internal Revenue Code limitations had not been imposed including Section 415, Section 401(a)(17), and the Section 401(a)(4) prohibition on deferred compensation as eligible compensation under the pension plan.

      The plans' funded status and amounts included in the consolidated financial statements are presented below:

                                                                DECEMBER 31, 1995           DECEMBER 31, 1994
                                                            -------------------------   -------------------------
                                                                         SUPPLEMENTAL                SUPPLEMENTAL
                                                              DEFINED     EXECUTIVE       DEFINED     EXECUTIVE
                                                              BENEFIT     RETIREMENT      BENEFIT     RETIREMENT
                                                               PLAN          PLAN          PLAN          PLAN
                                                            ----------   ------------   ----------   ------------
                                                                               (IN THOUSANDS)
Actuarial present value of benefit obligations:
  Vested benefit obligation . . . . . . . . . . . . . . . .   $(24,218)     $(1,180)      $(19,360)     $  (838)
                                                              ========      =======       ========      =======

  Accumulated benefit obligation. . . . . . . . . . . . . .   $(25,914)     $(1,387)      $(20,765)     $  (915)
                                                              ========      =======       ========      =======

  Projected benefit obligation. . . . . . . . . . . . . . .   $(36,864)     $(2,080)      $(27,223)     $(1,120)
Plan assets, at fair value. . . . . . . . . . . . . . . . .     25,756           --         20,375           --
                                                              --------      -------       --------      -------

Funded status . . . . . . . . . . . . . . . . . . . . . . .    (11,108)      (2,080)        (6,848)      (1,120)
Prior service benefit not yet recognized in periodic
 pension cost, being amortized over 10 years. . . . . . . .     (2,272)         (80)        (1,311)          (7)
Unrecognized net (asset) obligation from date of
 initial application, being amortized over 15 years . . . .     (1,821)          74         (2,181)          89
Unrecognized net loss from past experience different
 from that assumed and effects of changes in assumptions. .     13,959        1,035          8,525          201
                                                              --------      -------       --------      -------

  Accrued pension cost included in
   consolidated statements of condition . . . . . . . . . .   $ (1,242)     $(1,051)      $ (1,815)     $  (837)
                                                              ========      =======       ========      =======

      The assets of the defined benefit plan are administered by the trust division of a subsidiary bank and consist of a wide variety of diversified securities including common stocks, corporate bonds, and U.S. Treasury obligations. During 1994, the trust's investments in commingled funds for qualified employee benefit accounts were converted to the Funds IV equity and bond mutual funds. Contributions to the plan are based upon the Projected Unit Credit Actuarial Funding method and are limited to amounts that are currently deductible for tax reporting purposes.

      Net pension cost includes the following components:

                                                                             YEAR ENDED DECEMBER 31,
                                                                       ----------------------------------
                                                                         1995         1994         1993
                                                                       --------     --------     --------
                                                                                 (IN THOUSANDS)

      Service cost-benefits earned during the year. . . . . . . . . .   $3,384       $2,968       $2,329
      Interest cost on the projected benefit obligation . . . . . . .    2,212        1,891        1,579
      Actual (return) loss on plan assets . . . . . . . . . . . . . .   (3,861)         419       (2,119)
      Net amortization and deferrals. . . . . . . . . . . . . . . . .    2,174       (2,167)         691
                                                                        ------       ------       ------

        Net periodic pension cost . . . . . . . . . . . . . . . . . .   $3,909       $3,111       $2,480
                                                                        ======       ======       ======

      Assumptions used in the accounting include:

                                                                                AS OF DECEMBER 31,
                                                                      ------------------------------------
                                                                        1995          1994          1993
                                                                      --------      --------      --------

      Discount rates. . . . . . . . . . . . . . . . . . . . . . . . .   7.25%         8.00%         7.00%
      Average rates of increase in compensation levels. . . . . . . .   4.70%         4.70%         4.70%
      Expected long-term rate of return on assets . . . . . . . . . .   8.75%         8.75%         8.75%

      The Company and its subsidiaries also maintain a contributory savings and investment plan for substantially all employees. The savings and investment plan and related trust qualify under Section 401 of the Internal Revenue Code as a qualified profit-sharing plan and trust. According to the plan, an employee may contribute from 2% to 4% of base salary, which the employer then supplements with a contribution of 50% of the employee's contributed amount. Employees may contribute up to an additional 11% of base salary in pre-tax dollars, but without further employer contributions. The plan also provides for an additional matching contribution of up to an additional 2% of the employee's eligible compensation based on the Company's achievement of established earnings-per-share targets. Vesting in the employer contributions ranges from 20% with three years to 100% with seven years of service. During 1995, employees could elect to invest in one or more of five investment funds, in 10% increments. These funds included a Fourth Financial Corporation common stock fund, a fixed-income fund, an equity fund, an international equity fund, and a money market fund. Forfeitures are used to reduce the Company's contributions. The expense for this plan plus similar plans of pooled companies which were merged with this plan was $1,176,000 in 1995, $2,438,000 in 1994, and $2,046,000 in 1993. Additional matching contributions of $633,000 and $933,000, which were attributable to the achievement of performance goals, were paid for 1994 and 1993, respectively.

      The Company does not provide medical coverage for employees subsequent to retirement. Approximately 53 employees who retired prior to January 1, 1995, who were between age 55 and age 65 ("Early retirees") at retirement and who had at least ten years' service have continued participation in the Company's health plan until age 65, but the plan requires that the full cost of providing coverage under the plan be paid by the covered retirees. FAS
No. 106, which establishes accounting standards for "Employers' Accounting for Postretirement Benefits Other Than Pensions," was not adopted as it would not have a material effect on the Company's statement of condition and operating results.

16 - STOCK OPTION AND STOCK PURCHASE PLANS

      The Company grants options to key employees under incentive stock option plans at prices equal to the market value on the date of grant. Terms of the plans generally provide for the exercise of the options for periods of up to ten years, as determined by the Board of Directors. Each plan provides for accelerated exercise rights for holders of options in case of a change in control, which occured on December 12, 1995 upon the approval by the Company's shareholders of the acquisition of the Company by Boatmen's. The following schedule details the shares reserved for issuance at December 31, 1995 under each of the plans, as well as the number of shares under option and exercisable at the end of the year. Options may no longer be granted under the plans.

                                                                           DECEMBER 31, 1995
                                                        ------------------------------------------------------
                                                           SHARES                SHARES
                                                        RESERVED FOR             UNDER               SHARES
                                                          ISSUANCE               OPTION            EXERCISABLE
                                                        ------------           ----------          -----------

1993 Stock Option Plan . . . . . . . . . . . . . . . .      910,838              424,088             424,088
1986 Stock Option Plan . . . . . . . . . . . . . . . .      443,723              392,394             392,394
1981 Stock Option Plan . . . . . . . . . . . . . . . .      108,514               41,348              41,348
                                                          ---------              -------             -------

                                                          1,463,075              857,830             857,830
                                                          =========              =======             =======

      The 1993 Plan provides that any unvested options vest fully and are immediately exercisable upon a change in control. Boatmen's agreed to assume the outstanding options following the merger, with the options continuing to be fully vested and constituting options to acquire Boatmen's common stock until they expire or otherwise become unexercisable in accordance with their terms.

      Unvested options under the 1986 Plan do not become vested upon a change in control. Holders of options under this plan have the right to exercise all options, including unvested options, during the 30-day period commencing on the date of a merger approval. Following this 30-day period, vested options remain vested and unvested options continue to vest according to the original vesting schedule. Under the agreement with Boatmen's, following the merger the options would continue to vest on their original vesting schedule and constitute options to acquire Boatmen's common stock.

      All incentive stock options under the 1981 Plan are vested and constitute options to acquire Boatmen's common stock following the merger.

      The following table presents information regarding stock option transactions and prices:

                                                                SHARES UNDER OPTION
                                     -------------------------------------------------------------------------
                                              1995                     1994                     1993
                                     -----------------------  -----------------------  -----------------------
                                                    PRICE                   PRICE                     PRICE
                                       NUMBER     PER SHARE     NUMBER    PER SHARE      NUMBER     PER SHARE
                                     ---------- ------------  ---------- ------------  ---------- ------------

Balance at January 1 . . . . . . .   1,370,894  $17.00-31.06    798,038  $17.00-30.38    684,339  $14.80-29.88
Granted. . . . . . . . . . . . . .       7,500   30.75-33.00    685,000   26.75-31.06    299,100   27.50-30.38
Exercised. . . . . . . . . . . . .    (481,414)  17.00-31.06    (85,305)  17.00-28.75   (172,747)  14.80-23.20
Terminated or canceled . . . . . .     (39,150)      --         (26,839)      --         (12,654)      --
                                     ---------                ---------                 --------
Balance at December 31 . . . . . .     857,830   17.00-33.00  1,370,894   17.00-31.06    798,038   17.00-30.38
                                     =========                =========                 ========

      An optionee may pay the option exercise price by tendering stock of the Company having a market value equal to the exercise price. The optionee must have held the tendered stock for at least six months before it can be used to exercise an option. Transactions under this program are accounted for as the purchase and reissuance of treasury stock. The following is a summary of activity:

                                                                               1995         1994         1993
                                                                            ----------   ----------   ----------

Shares tendered . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44,011       17,899       45,399
Shares issued under the stock option plans (including
  reissued treasury stock). . . . . . . . . . . . . . . . . . . . . . . .     71,986       22,785       75,720

      An optionee also may borrow the amount of the option exercise price from the Company. The loans under this program bear interest at the prime rate of an unaffiliated bank, adjusted quarterly. All loans outstanding at December 31, 1995 under this program mature on December 5, 1996. At a minimum, Company stock valued at 125% of the loan amount must collateralize the loan. Such loans, which amounted to $3,444,000 and $1,894,000 at December 31, 1995 and 1994, respectively, are reported as a reduction of stockholders' equity.

      The Fourth Financial Corporation 1993 Non-Employee Directors Stock Option Plan (the "Directors Option Plan") was approved by stockholders and adopted in 1993. The Directors Option Plan provides that each year, on the first Monday following the

Company's annual meeting of stockholders, each non-employee director of the Company will automatically receive an option to acquire 2,000 shares of the Company's common stock and each non-employee director of the Company's subsidiaries will automatically receive an option to acquire 1,000 shares of the Company's common stock. Options issued under the plan are immediately exercisable and will expire ten years from the date of grant. Following the merger, Boatmen's will assume sponsorship of the plan; however, no new options will be granted under the plan. At December 31, 1995, there were 483,400 shares reserved for issuance under the plan of which 103,400 were under option. The following table presents information regarding stock option transactions and prices under the Directors Option Plan:

                                                                   SHARES UNDER OPTION
                                        -------------------------------------------------------------------------
                                                 1995                     1994                     1993
                                        -----------------------  -----------------------  -----------------------
                                                       PRICE                   PRICE                     PRICE
                                          NUMBER     PER SHARE     NUMBER    PER SHARE      NUMBER     PER SHARE
                                        ---------- ------------  ---------- ------------  ---------- ------------

Balance at January 1. . . . . . . . .     81,700  $27.50-29.50     43,000      $29.50           --          --
Granted . . . . . . . . . . . . . . .     38,000       31.50       44,000       27.50       44,000       29.50
Exercised . . . . . . . . . . . . . .    (16,300)  27.50-31.50       (300)      27.50           --          --
Terminated or canceled. . . . . . . .     (3,000)         --       (5,000)         --       (1,000)         --
                                         -------                  -------                  -------
Balance at December 31. . . . . . . .    100,400   27.50-31.50     81,700   27.50-29.50     43,000       29.50
                                         =======                  =======                  =======

      Under the 1988 Employee Stock Purchase Plan, which expired in April, 1993, and the 1993 Employee Stock Purchase Plan which replaced it, employees are offered the option to purchase shares of the Company's common stock at 85% of the lower of the fair market value of such shares on the date granted or one year thereafter. Options issued under the plan are exercisable one year from the date of grant. With the shareholders' approval of the acquisition of the Company by Boatmen's, stock options granted on May 1, 1995 in Offering Three under the 1993 Plan became fully vested and immediately exercisable on December 12, 1995. After the merger, the options will constitute options to purchase Boatmen's common stock. At December 31, 1995, 468,776 shares were reserved for issuance, including 157,050 shares under option which are exercisable through April 30, 1996. Additional data regarding the Employee Stock Purchase Plan are as follows:

                                                                SHARES UNDER OPTION
                                     -------------------------------------------------------------------------
                                              1995                     1994                     1993
                                     -----------------------  -----------------------  -----------------------
                                                    PRICE                   PRICE                     PRICE
                                       NUMBER     PER SHARE     NUMBER    PER SHARE      NUMBER     PER SHARE
                                     ---------- ------------  ---------- ------------  ---------- ------------

Balance at January 1. . . . . . .     242,694      $23.74      180,597      $24.81      165,078      $23.06
Granted . . . . . . . . . . . . .     296,075       26.56      268,384       23.74      192,109       24.81
Exercised . . . . . . . . . . . .    (227,471)   23.74-26.56   (53,753)      23.74      (71,259)      23.06
Terminated or canceled. . . . . .    (154,248)         --     (152,534)         --     (105,331)         --
                                     --------                 --------                 --------
Balance at December 31. . . . . .     157,050       26.56      242,694       23.74      180,597       24.81
                                     ========                 ========                 ========

17 - EARNINGS PER COMMON SHARE

      Earnings per common share are based on the following weighted average numbers of shares outstanding.

                                                                       1995          1994          1993
                                                                    ----------    ----------    ----------

      Primary . . . . . . . . . . . . . . . . . . . . . . . . . .   27,629,855    27,229,657    26,639,549
      Fully diluted . . . . . . . . . . . . . . . . . . . . . . .   31,065,028    30,677,932    30,670,263

      Primary earnings per common share were computed by dividing net income applicable to common and common-equivalent shares by the weighted average common and common-equivalent shares outstanding during the period (common share equivalents include the preferred stock of pooled companies). Fully diluted earnings per common share were computed by adjusting net income for interest expense (net of income taxes) associated with pooled companies' convertible debt. The adjusted net income was then divided by the weighted average of common and common-equivalent shares outstanding plus the number of shares which would have been outstanding during the year had the Class A convertible preferred stock and the pooled companies' convertible debt and preferred stock been converted in accordance with their respective governing instruments. For the year ended December 31, 1995, fully diluted earnings per common share were the same as primary earnings per common share since the effect of the convertible preferred stock was anti-dilutive. Stock options outstanding have been excluded from the computations as they were not materially dilutive.

18 - DIVIDENDS PER COMMON SHARE

      Dividends per common share represent the Company's historical dividends declared without adjustment for the poolings of interests. The following table presents dividends declared by entities pooled during 1995, 1994, and 1993 prior to their combinations with the Company.

                                                  1995                    1994                    1993
                                          ---------------------   ---------------------   ---------------------
                                                         PER                     PER                     PER
                                                     EQUIVALENT              EQUIVALENT              EQUIVALENT
POOLED ENTITY                             HISTORICAL    SHARE     HISTORICAL    SHARE     HISTORICAL    SHARE
---------------------------------------   ---------- ----------   ---------- ----------   ---------- ----------

Standard Bancorporation, Inc. . . . . .    $  .--      $ .--       $  .--      $ .--       $   .--      $ .--
First Dodge City Bancshares, Inc. . . .       n/a        n/a        58.46        .52        132.00       1.17
Southgate Banking Corporation . . . . .       n/a        n/a          n/a        n/a            --         --
Nichols Hills Bancorporation, Inc.  . .       n/a        n/a          n/a        n/a           .43        .48
Commercial Landmark Corporation . . . .       n/a        n/a          n/a        n/a           .93        .72
Western National Bancorporation, Inc. .       n/a        n/a          n/a        n/a            --         --
Ponca Bancshares, Inc.  . . . . . . . .       n/a        n/a          n/a        n/a           .99        .81

19 - RESTRICTIONS ON INTERCOMPANY FUNDS TRANSFERS

      Restrictions imposed by federal law limit the transfer of funds to the Company and certain other affiliates from a subsidiary bank in the form of loans or other extensions of credit, investments, and purchases of assets. Transfers by a subsidiary bank to the Company or any such single affiliate may not exceed 10% and transfers in the aggregate may not exceed 20% of the bank's capital, surplus, and undivided profits, after adding back the allowance for credit losses and subtracting certain intangibles. Based on these limitations, approximately $58,319,000 was available for transfer to the Company at December 31, 1995. In addition, the approval of the Comptroller of the Currency is required if dividends declared by any of the Company's national bank subsidiaries in 1996 exceed the bank's net profits for that year combined with its retained net profits for 1994 and 1995. In 1996, the subsidiary banks may distribute to the Company (in addition to their 1996 net profits) an aggregate of approximately $17,041,905 in dividends without approval from regulatory agencies.

20 - DERIVATIVES AND OTHER FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

      In the normal course of business in meeting the investment and financing needs of its customers and managing its own exposure to fluctuations in interest rates, the Company is a party to various financial instruments.
These instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the Statements of Condition.

Derivative financial instruments held for trading purposes:

      The Company enters into forward foreign currency contracts primarily to assist customers with their foreign currency needs related to foreign manufacturing operations, exporting, or importing. These customer-driven contracts are generally hedged with offsetting contracts. The Company's net position in forward foreign currency contracts plus due from bank accounts denominated in foreign currencies cannot exceed $2,500,000 on a daily basis. The market value gains and losses relating to forward foreign currency contracts are recorded at settlement in "Other noninterest income." The contracts held at December 31, 1994 all matured by March 1995. The contracts outstanding at December 31, 1995 will all mature by February 15, 1996.

      The Company maintains a trading account in which it takes positions in the interest-rate futures markets based on expectations of future market
conditions.   Interest rate futures contracts are commitments to either
purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the financial instrument. Initial margin requirements are met in cash or other instruments and changes in the contract value are settled daily and the gains or losses recorded in "Other noninterest income." The interest rate futures generally have contractual terms of up to six months, although the instruments are rarely held that long. It is the Company's policy to limit the contracts outstanding to $5,000,000.

      The contract amounts of derivative financial instruments held for trading purposes at December 31, 1995 and 1994 were as follows:

                                                                                            CONTRACT AMOUNT
                                                                                        -----------------------
                                                                                              DECEMBER 31,
                                                                                        -----------------------
                                                                                          1995           1994
                                                                                        --------       --------
                                                                                            (IN THOUSANDS)
Forward foreign currency contracts
  Commitments to purchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $363          $390
  Commitments to sell . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         505           461
Interest rate futures contracts . . . . . . . . . . . . . . . . . . . . . . . . . .          --            --

      The following table presents the fair value of derivatives held for trading purposes at December 31, 1995 and 1994 and on average for the years ended December 31, 1995 and 1994.

                                                                             1995                     1994
                                                                     --------------------     --------------------
                                                                          FAIR VALUE               FAIR VALUE
                                                                     --------------------     --------------------

                                                                                 AVERAGE                  AVERAGE
                                                                     YEAR-END    FOR YEAR     YEAR-END    FOR YEAR
                                                                     --------    --------     --------    --------
                                                                        (IN THOUSANDS)           (IN THOUSANDS)
  Forward foreign currency contracts
    Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    504    $   612       $   464    $ 1,989
    Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .        365        581           394      1,991

  Interest rate futures contracts
    Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $     --         --       $    --    $    --
    Liabilities. . . . . . . . . . . . . . . . . . . . . . . . . .         --        <F*>           --        <F*>

------------
<F*> Less than $1,000.

         The fair values of forward foreign currency and interest rate futures contracts represent an estimate of the accounting loss the Company would incur if any party to the financial instrument failed completely to perform and any collateral proved to be of no value to the Company. The net trading revenues arising from the Company's derivative trading activities for 1995 totalled $67,000.

Derivative financial instruments held for purposes other than trading:
      From time to time, interest rate swaps are used to modify the interest sensitivity position inherent in the repricing characteristics of specific assets or liabilities. Interest rate swaps involve the contractual exchange of fixed and floating rate interest payments based on established notional amounts. The notional amounts do not represent direct credit exposure. Credit exposure is limited to the net difference between the calculated pay and receive amounts on each transaction which is accrued as interest receivable or payable and generally netted and settled quarterly. The net interest accrued and received or paid on the interest rate swaps is accounted for as an adjustment to the interest income or interest expense on the assets or liabilities, respectively, that the swap was intended to modify. Net interest income for 1995 and 1994 includes $580,000 and $1,544,000, respectively, attributable to interest rate swaps.

      At December 31, 1995 and 1994 interest rate swaps were as follows:

                                                                      DECEMBER 31, 1995
                                               --------------------------------------------------------------
                                                                   WEIGHTED            WEIGHTED AVERAGE RATE
                                                NOTIONAL            AVERAGE          ------------------------
                                                 AMOUNT              TERM             RECEIVED          PAID
                                               ----------          --------          ----------        ------
                                             (IN THOUSANDS)
Receive fixed rate . . . . . . . . . . . .      $123,000           8 months <F1>        6.14%           5.93%

                                                                      DECEMBER 31, 1994
                                               --------------------------------------------------------------
                                                                   WEIGHTED            WEIGHTED AVERAGE RATE
                                                NOTIONAL            AVERAGE          ------------------------
                                                 AMOUNT              TERM             RECEIVED          PAID
                                               ----------          --------          ----------        ------
                                             (IN THOUSANDS)
Receive fixed rate . . . . . . . . . . . .      $151,000          18 months <F1>        6.05%           5.90%
Pay fixed rate . . . . . . . . . . . . . .       100,000           4 months             5.79%           4.25%

------------
<F1>  The term of $50.0 million of these swaps may extend up to an additional
      48 months after the initial term depending on the level of the 3-month LIBOR rate at the end of the initial term (May 1996) and each quarter thereafter as compared to the 3-month LIBOR rate when the swaps were initiated. If the 3-month LIBOR rate is less than approximately 4.2% in May 1996 none of the $50.0 million swap will continue. A 3-month Libor rate in excess of approximately 7.2% will result in an extention of the entire $50.0 million swap. At LIBOR rates between 4.2% and 7.2% the amount of the swap continuing is linearly interpolated. At December 31, 1995, the 3-month LIBOR rate was 5.66%.



      Activity in interest rate swaps is summarized below:

                                                                                     RECEIVE           PAY
                                                                                    Fixed Rate      FIXED RATE
                                                                                    ----------      ----------
                                                                                 (NOTIONAL AMOUNTS, IN THOUSANDS)

Balance, January 31, 1994. . . . . . . . . . . . . . . . . . . . . . . . . . . .     $ 51,000        $200,000
  Additions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      100,000              --
  Maturities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --        (100,000)
                                                                                     --------        --------

Balance, December 31, 1994 . . . . . . . . . . . . . . . . . . . . . . . . . . .      151,000         100,000
                                                                                     --------        --------
  Maturities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      (28,000)       (100,000)
                                                                                     --------        --------
Balance, December 31, 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . .    $123,000        $     --
                                                                                     ========        ========

      At December 31, 1995, the Company was committed under a $10,000,000 Master Agreement with the Federal National Mortgage Association (the "FNMA Agreement") and a $5,000,000 Master Agreement with the Federal Home Loan Mortgage Corporation (the "FHLMC Agreement") to sell $8,088,000 and $1,908,000, respectively, of 10- to 30-year fixed-rate residential mortgage loans. The FNMA Agreement requires delivery by September 30, 1996 and the FHLMC Agreement requires delivery by April 30, 1996.

Other financial instruments with off-balance-sheet risk:

      Single-family mortgage loans which the Company's subsidiaries originate for sale are sold without recourse. However, the Company is obligated under recourse provisions related to $19,755,000 of loans associated with its purchased mortgage servicing. The Company assesses the credit risk of these and other loan commitments when evaluating the adequacy of the allowance for credit losses.

      Commitments to extend credit are agreements to lend to a customer as long as the customer is in compliance with the conditions established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company uses the same credit policies in making commitments as it does for direct extensions of credit. The Company evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management's credit evaluation of the customer. Collateral held varies but may include accounts receivable, inventory, real estate, equipment, and income-producing commercial properties. Standby letters of credit irrevocably obligate the issuing bank to pay a third-party beneficiary when a customer fails to repay an outstanding debt instrument or fails to perform some contractual non-financial obligation. Standby letters of credit are primarily issued to secure bonds from insurance companies, provide security for self-insured portions of workers compensation insurance, and collateralize guaranties or secure loans to other financial institutions. A commercial letter of credit is issued to facilitate trade or commerce. Under the terms of a commercial letter of credit, drafts will be drawn when the underlying transaction is consummated as intended. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loans to customers. Substantially all letters of credit mature within two years.
The following table summarizes the contract amount of the Company's commitments to extend credit.

                                                                                            CONTRACT AMOUNT
                                                                                       ------------------------
                                                                                              DECEMBER 31,
                                                                                       ------------------------
                                                                                          1995           1994
                                                                                       ----------     ----------
                                                                                            (IN THOUSANDS)
Commitments to extend credit:
  Standby letters of credit . . . . . . . . . . . . . . . . . . . . . . . . . . . .    $  134,778      $101,771
  Commercial letters of credit. . . . . . . . . . . . . . . . . . . . . . . . . . .        19,100        24,181
  Credit card lines . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       497,497       480,809
  Funding of 1-4 family residential mortgage loans. . . . . . . . . . . . . . . . .        49,976        54,281
  Other loan commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1,493,716     1,332,383

21 - FAIR VALUES OF FINANCIAL INSTRUMENTS

      The following table presents the carrying amounts and fair values of the Company's financial instruments at December 31, 1995 and 1994.

                                                                  1995                        1994
                                                        ------------------------    ------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
                                                          AMOUNT         VALUE        AMOUNT         VALUE
                                                        ----------    ----------    ----------    ----------
                                                                           (IN THOUSANDS)

Trading instruments:
  Debt securities . . . . . . . . . . . . . . . . . .   $      920    $    920      $      463    $      463
  Equity securities . . . . . . . . . . . . . . . . .           --          --             256           256
  Foreign exchange contracts
    Assets. . . . . . . . . . . . . . . . . . . . . .           --         504              --           464
    Liabilities . . . . . . . . . . . . . . . . . . .           --        (365)             --          (394)

Nontrading instruments:
  Cash and due from banks . . . . . . . . . . . . . .      436,104     436,104         438,930       438,930
  Interest-bearing deposits in other
   financial institutions . . . . . . . . . . . . . .          926         957             499           501
  Federal funds sold and securities purchased
   under agreements to resell . . . . . . . . . . . .      125,975     125,975           8,470         8,470
  Securities. . . . . . . . . . . . . . . . . . . . .    2,291,740   2,291,744       2,955,837     2,845,414
  Loans and leases. . . . . . . . . . . . . . . . . .    4,287,831   4,296,270       4,062,051     4,000,405
  Deposits. . . . . . . . . . . . . . . . . . . . . .   (6,046,094) (6,062,502)     (5,724,596)   (5,720,471)
  Federal funds purchased, securities sold under
   agreements to repurchase, and other borrowings . .     (563,268)   (563,268)       (976,707)     (976,707)
  Federal Home Loan Bank borrowings . . . . . . . . .      (93,498)    (93,827)       (441,097)     (440,268)
  Long-term debt. . . . . . . . . . . . . . . . . . .         (166)       (169)         (7,762)       (7,806)
  Interest-rate swaps relating to:
    Securities
      Liabilities . . . . . . . . . . . . . . . . . .           --        (294)             --        (5,045)
    Loans
      Assets. . . . . . . . . . . . . . . . . . . . .           --         680              --            --
      Liabilities . . . . . . . . . . . . . . . . . .           --          --              --        (1,571)
    Deposits
      Assets. . . . . . . . . . . . . . . . . . . . .           --          56              --           824

      The carrying amounts in the table are included in the Statements of Condition under the indicated captions.

      The following methods and assumptions were used by the Company in estimating its fair value disclosures in accordance with FAS No. 107, "Disclosures About Fair Value of Financial Instruments." Because there is no market for many of these financial instruments, the Company has no basis to determine whether these estimated fair values would be indicative of the value that could be obtained in an arm's-length sale.

      Cash and due from banks:  The carrying amounts reported in the
      -------------------------
      consolidated statements of condition for cash and due from banks approximate those assets' fair values.

      Interest-bearing deposits in other financial institutions:   Fair
      -----------------------------------------------------------
      values of these fixed-rate certificates of deposit were estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates with similar maturities.

      Federal funds sold and securities purchased under agreements to resell:
      -----------------------------------------------------------------------
      The carrying amounts of federal funds sold and securities purchased under agreements to resell approximate their fair values.

      Securities:  Fair values for debt and equity  securities were based on
      -----------
      quoted market prices, where available. If quoted market prices were not available, fair values were based on quoted market prices of comparable instruments.

      Loans and leases:  Except for variable-rate 1-4 family mortgage
      -----------------
      loans, the fair values of variable-rate loans that reprice in accordance with indices were estimated to be equal to carrying values. A significant portion of a credit card portfolio's value results from the ongoing cardholder relationship that generates receivables and fees over time. This relationship value is not defined as a financial instrument and therefore not disclosed under FAS No. 107. The carrying values of the credit card receivables approximate their fair values.
      The fair values for 1-4 family variable-rate and fixed-rate mortgage loans were based on quoted market prices of similar loans, adjusted for differences in loan characteristics. The fair values of other fixed-rate loans were estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms. Because the allowance for credit losses provides for the credit risk inherent in the loan and lease portfolio, neither the cash flows nor discount rates were adjusted to reflect changes in credit risk subsequent to when loans were originated. Nonperforming loans have not been discounted.

      Deposits:  For deposits with no defined maturities, demand deposits,
      ----------
      interest-bearing checking deposits, and savings deposits, FAS No. 107 defines fair value as the amount payable on demand at the reporting date (i.e., their carrying amounts). Included in "Intangible assets" at December 31, 1995 was $9,528,000 (net of accumulated amortization) representing the value of core deposits assumed in deposit assumption transactions. The value of the core deposit relationships built by the Company over time was neither considered in the fair value amounts nor recorded as an intangible asset in the statements of condition. The carrying amounts for variable-rate certificates of deposit approximated their fair values at the reporting date. Fair values for fixed-rate certificates of deposit were estimated using a discounted cash flow calculation that applies interest rates currently being offered on certificates with similar maturities.

      Federal funds purchased, securities sold under agreements to
      ------------------------------------------------------------
      repurchase, and other borrowings:  The carrying amounts of federal funds
      ---------------------------------
      purchased, borrowings under repurchase agreements, and other short-term borrowings approximate their fair values.

      Federal Home Loan Bank borrowings:  The carrying amounts of the
      ----------------------------------
      variable-rate FHLB borrowings approximate their fair values. A discounted cash flow analysis, using the current rates on FHLB borrowings of similar maturities, was used to estimate the fair values of the fixed-rate borrowings.

      Long-term debt:  The fair value of the Company's long-term debt was
      ---------------
      estimated using discounted cash flow analyses, based on the Company's current incremental borrowing rates for similar types of borrowing arrangements.

      Off-balance-sheet instruments:  No premium or discount was ascribed to
      ------------------------------
      loan commitments because virtually all funding will be at current market rates. The estimated fair values of the interest rate swaps generally represent an estimate of the amount the Company would receive or pay to terminate the agreement at the reporting date. These values were based on dealer quotes with respect to the amortizing swaps. For swaps with fixed maturities, the estimated values represent the present value of the cash flow stream discounted at current interest rate spreads. Fair values of forward foreign currency and interest rate futures contracts were based on quoted market prices.

22 - COMMITMENTS AND CONTINGENCIES

      At December 31, 1995, the Company was committed to make future rental payments under several long-term lease agreements for land, buildings, and equipment. There were no material capital leases. Future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of December 31, 1995 are as follows:

                         Years ending December 31,               (IN THOUSANDS)
                        --------------------------

                                   1996 . . . . . . . . . . . . .   $ 3,981
                                   1997 . . . . . . . . . . . . .     3,879
                                   1998 . . . . . . . . . . . . .     3,472
                                   1999 . . . . . . . . . . . . .     2,658
                                   2000 . . . . . . . . . . . . .     2,401
                                   Later years  . . . . . . . . .     8,488
                                                                    -------

                                      Total  . . . . . . . . . . .  $24,879
                                                                    =======

      Total rental expense (net of sublease income, which is not material) amounted to $4,612,000, $5,215,000, and $5,676,000 for 1995, 1994, and 1993,
respectively.

      The Company and its subsidiaries are defendants in various legal proceedings that arise in the ordinary course of business. Claims in various amounts of up to approximately $20,000,000 have been asserted in some of these proceedings. However, after consultation with legal counsel, management believes that potential liabilities, if any, arising from these claims would not have a material adverse effect on the Company's business or financial condition.

23 - CONDENSED FINANCIAL INFORMATION OF PARENT CORPORATION

      In the following condensed financial information of Fourth Financial Corporation (parent only), investments in subsidiaries are recorded using the equity method of accounting.

Fourth Financial Corporation (Parent Only)
Condensed Statements Of Condition

                                                                                               DECEMBER 31,
                                                                                         ------------------------
                                                                                            1995          1994
                                                                                         ------------------------
                                                                                              (IN THOUSANDS)
Assets:
  Cash in subsidiary banks . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $    100      $  2,018
  Interest-bearing deposits in subsidiary banks. . . . . . . . . . . . . . . . . . .        8,276        12,543
  Securities repurchase agreement with subsidiary bank . . . . . . . . . . . . . . .       31,000        16,600
  Investment securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          446         1,111
  Trading securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --           256
  Premises and equipment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       18,099        19,983
  Investments in bank subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . .      527,799       497,006
  Investments in other subsidiaries. . . . . . . . . . . . . . . . . . . . . . . . .       33,824        31,544
  Other assets (including receivables from subsidiaries
   of $7,755 in 1995 and $4,964 in 1994) . . . . . . . . . . . . . . . . . . . . . .       15,430        11,795
  Cost in excess of net assets acquired. . . . . . . . . . . . . . . . . . . . . . .       49,868        48,240
                                                                                         --------      --------

    Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $684,842      $641,096
                                                                                         ========      ========

Liabilities And Stockholders' Equity:
  Notes payable. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $     --      $ 20,000
  Other liabilities (including amounts owed to subsidiaries
   of $237 in 1995 and $46 in 1994). . . . . . . . . . . . . . . . . . . . . . . . .       10,871         8,343
  Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           --         7,452
                                                                                         --------      --------
    Total liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       10,871        35,795
  Stockholders' equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      673,971       605,301
                                                                                         --------      --------

    Total liabilities and stockholders' equity . . . . . . . . . . . . . . . . . . .     $684,842      $641,096
                                                                                         ========      ========


Fourth Financial Corporation (Parent Only)
Condensed Statements of Income

                                                                                    YEAR ENDED DECEMBER 31,
                                                                             ----------------------------------
                                                                               1995         1994         1993
                                                                             --------     --------     --------
                                                                                       (IN THOUSANDS)
Dividends from subsidiaries:
  Bank . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 78,000     $126,445     $ 76,891
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        100       18,000          470
Fee income (principally from subsidiaries) . . . . . . . . . . . . . . . .     64,136       59,636       57,382
Interest income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,943        1,587        1,775
Securities gains (losses). . . . . . . . . . . . . . . . . . . . . . . . .         51           (5)         161
Other income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         28           --          315
                                                                             --------     --------     --------
    Total income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    144,258      205,663      136,994
                                                                             --------     --------     --------

Salaries and employee benefits . . . . . . . . . . . . . . . . . . . . . .     39,846       36,987       33,023
Furniture and equipment. . . . . . . . . . . . . . . . . . . . . . . . . .      9,446        9,699       11,532
Net occupancy (includes rent paid to bank subsidiaries
 of $2,719 in 1995, $2,515 in 1994, and $2,371 in 1993). . . . . . . . . .      3,342        3,399        3,039
Professional fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3,247        3,248        2,518
Interest expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        639        2,407        2,459
Supplies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2,515        2,187        2,180
Fees paid to bank subsidiaries . . . . . . . . . . . . . . . . . . . . . .        376          404           42
Amortization of cost in excess of net assets acquired. . . . . . . . . . .      3,790        3,300        2,765
Merger and integration costs . . . . . . . . . . . . . . . . . . . . . . .         28        1,964        1,936
Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12,529       13,272       12,701
                                                                             --------     --------     --------
    Total expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . .     75,758       76,867       72,195
                                                                             --------     --------     --------

Income before income taxes, cumulative effect of a change in
 accounting principle, and undistributed net income of subsidiaries. . . .     68,500      128,796       64,799
Income tax benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1,761        5,127        4,117
Cumulative effect of a change in accounting for income taxes . . . . . . .         --           --          681
Net income of subsidiaries in excess of (less than) dividends received . .     (9,085)     (50,799)       8,512
                                                                             --------     --------     --------

      Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 61,176     $ 83,124     $ 78,109
                                                                             ========     ========     ========

Fourth Financial Corporation (Parent Only)
Condensed Statements of Cash Flows

                                                                               YEAR ENDED DECEMBER 31,
                                                                           --------------------------------
                                                                             1995        1994        1993
                                                                           --------    --------    --------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                     (IN THOUSANDS)
Cash Flows From Operating Activities:
  Net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 61,176    $ 83,124    $ 78,109
  Adjustments to reconcile net income to net cash
   provided by (used in) operating activities:
    Depreciation and amortization. . . . . . . . . . . . . . . . . . . .      8,417       8,454       7,744
    Write-down of goodwill associated with a
     pooling transaction and other asset write-downs . . . . . . . . . .         --       1,061       1,250
    Net income of subsidiaries (in excess of) less than
     dividends received. . . . . . . . . . . . . . . . . . . . . . . . .      9,085      50,799      (8,512)
    Deferred income taxes. . . . . . . . . . . . . . . . . . . . . . . .        762        (108)       (889)
    Investment securities (gains) losses . . . . . . . . . . . . . . . .          2           5        (161)
    (Gain) loss on sale of equipment . . . . . . . . . . . . . . . . . .        (39)         25          (8)
    Change in assets and liabilities, net of effects
     from purchases of acquired entities:
      Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . .     (3,305)     (1,266)     (4,561)
      Other liabilities. . . . . . . . . . . . . . . . . . . . . . . . .       (190)     (1,239)      1,401
                                                                           --------    --------    --------
        Net cash provided by operating activities. . . . . . . . . . . .     75,908     140,855      74,373
                                                                           --------    --------    --------
Cash Flows From Investing Activities:
  Purchase of banks, net of cash acquired. . . . . . . . . . . . . . . .     (7,916)    (90,720)    (30,043)
  Purchases of premises and equipment. . . . . . . . . . . . . . . . . .     (3,247)     (6,971)    (11,001)
  Proceeds from sales of premises and equipment. . . . . . . . . . . . .        535          10          25
  Purchase of available-for-sale securities. . . . . . . . . . . . . . .         --        (368)       (901)
  Proceeds from sales of available-for-sale securities . . . . . . . . .        899           5          --
  Investments in subsidiaries. . . . . . . . . . . . . . . . . . . . . .     (1,150)       (500)    (15,290)
  Liquidation of subsidiaries. . . . . . . . . . . . . . . . . . . . . .         --         637          --
                                                                           --------    --------    --------
        Net cash used in investing activities. . . . . . . . . . . . . .    (10,879)    (97,907)    (57,210)
                                                                           --------    --------    --------
Cash Flows From Financing Activities:
  Net change in commercial paper . . . . . . . . . . . . . . . . . . . .         --          --        (425)
  Net change in other borrowings . . . . . . . . . . . . . . . . . . . .    (20,000)     20,000      (5,850)
  Repayment of long-term debt. . . . . . . . . . . . . . . . . . . . . .     (7,452)    (15,045)    (14,345)
  Purchase and retirement of preferred stock . . . . . . . . . . . . . .       (583)         --          --
  Acquisition of common stock for treasury . . . . . . . . . . . . . . .     (4,046)    (10,018)     (3,245)
  Dividends on common stock. . . . . . . . . . . . . . . . . . . . . . .    (33,445)    (27,662)    (22,705)
  Dividends on preferred stock . . . . . . . . . . . . . . . . . . . . .     (6,974)     (7,000)     (7,000)
  Proceeds from exercise of stock options. . . . . . . . . . . . . . . .     17,236       2,544       3,407
  Purchase of minority stockholder interest. . . . . . . . . . . . . . .         --         (36)         --
  Net change in stock option loans . . . . . . . . . . . . . . . . . . .     (1,550)        (99)       (726)
  Capital transactions of pooled companies . . . . . . . . . . . . . . .         --        (307)     (1,670)
                                                                           --------    --------    --------
        Net cash used in financing activities. . . . . . . . . . . . . .    (56,814)    (37,623)    (52,559)
                                                                           --------    --------    --------
Increase (decrease) in cash and cash equivalents . . . . . . . . . . . .      8,215       5,325     (35,396)
Cash and cash equivalents at beginning of year . . . . . . . . . . . . .     31,161      25,836      61,232
                                                                           --------    --------    --------
Cash and cash equivalents at end of year . . . . . . . . . . . . . . . .   $ 39,376    $ 31,161    $ 25,836
                                                                           ========    ========    ========

Supplemental Disclosures:
  Cash and cash equivalents:
    Cash in subsidiary banks . . . . . . . . . . . . . . . . . . . . . .   $    100    $  2,018    $    880
    Interest-bearing deposits in subsidiary banks. . . . . . . . . . . .      8,276      12,543       1,856
    Securities repurchase agreements with subsidiary bank. . . . . . . .     31,000      16,600      23,100
                                                                           --------    --------    --------
        Total cash and cash equivalents. . . . . . . . . . . . . . . . .   $ 39,376    $ 31,161    $ 25,836
                                                                           ========    ========    ========

  Cash payments for:
    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $    878    $  2,347    $  2,497
                                                                           ========    ========    ========
    Income taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 19,897    $ 29,771    $ 21,985
                                                                           ========    ========    ========

  Detail of entities acquired:
    Fair value of bank stock and other assets acquired . . . . . . . . .   $ 13,660    $ 77,629    $ 20,986
    Cost in excess of net assets acquired. . . . . . . . . . . . . . . .      5,716      13,091       9,328
                                                                           --------    --------    --------
      Consideration given. . . . . . . . . . . . . . . . . . . . . . . .     19,376      90,720      30,314
      Less fair market value of stock issued . . . . . . . . . . . . . .    (11,023)         --          --
                                                                           --------    --------    --------

        Cash paid. . . . . . . . . . . . . . . . . . . . . . . . . . . .   $  8,353    $ 90,720    $ 30,314
                                                                           ========    ========    ========

                         FOURTH FINANCIAL CORPORATION

                        REPORT OF INDEPENDENT AUDITORS




The Board of Directors and Stockholders
Fourth Financial Corporation

      We have audited the accompanying consolidated statements of condition of Fourth Financial Corporation as of December 31, 1995 and 1994 and the related consolidated statements of income, changes in stockholders' equity and cash flows for each of the three years in the period ended December 31, 1995.
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Fourth Financial Corporation at December 31, 1995 and 1994, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles.

      As discussed in Notes 1, 5 and 14 to the consolidated financial statements, in 1993 the Company changed its method of accounting for income taxes and investment securities.



                                                      /s/  Ernst & Young LLP

                                                      Ernst & Young LLP

Wichita, Kansas
January 19, 1996,
except for Note 2,
as to which the date
is January 31, 1996